                                                                   EXHIBIT 10.9

                             TROVER SOLUTIONS, INC.

                            RETIREMENT SAVINGS PLAN

                  (AS AMENDED AND RESTATED AS OF JUNE 6, 1997)

                               TABLE OF CONTENTS

SECTION 1. Definitions........................................................................................1

SECTION 2. Participation.....................................................................................10
     2.01     Participation..................................................................................10
     2.02     Collective Bargaining Unit.....................................................................11

SECTION 3. Contributions and Accounts........................................................................12
     3.01     Elective Deferrals.............................................................................12
     3.02     Matching Contributions.........................................................................12
     3.03     Company Contributions..........................................................................13
     3.04     Forfeitures....................................................................................13
     3.05     Rollover Contributions.........................................................................13
     3.06     Form of Contributions..........................................................................14
     3.07     Accounts.......................................................................................14

SECTION 4. Plan Accounting and Investments...................................................................14
     4.01     Allocation of Contributions....................................................................14
     4.02     Allocation of Earnings and Losses..............................................................15
     4.03     Investment of Accounts.........................................................................15
     4.04     Loans..........................................................................................16
     4.05     Participating Companies........................................................................18

SECTION 5. Eligibility for Benefits..........................................................................20
     5.01     Retirement.....................................................................................20
     5.02     Disability.....................................................................................21
     5.03     Death    ......................................................................................21
     5.04     Termination of Employment Prior to Normal Retirement Age.......................................21
     5.05     Vesting Schedule...............................................................................21
     5.06     Participant Consent............................................................................23
     5.07     In-Service Withdrawals.........................................................................24
     5.08     Hardship Withdrawals...........................................................................24
     5.09     Calculation of Years of Service................................................................26
     5.10     Forfeiture.....................................................................................26
     5.11     Restoration of Forfeited Accrued Benefit.......................................................27
     5.12     Beneficiary....................................................................................28
     5.13     Uniformed Services Rights......................................................................28

SECTION 6. Payment of Benefits...............................................................................29
     6.01     Distributions..................................................................................29
     6.02     Minimum Distribution Requirements..............................................................31
     6.03     Eligible Rollover Distributions................................................................32
     6.04     Qualified Annuity Elections....................................................................33

SECTION 7. Claims Procedure..................................................................................34
     7.01     Claim for Benefit..............................................................................34
     7.02     Decision on Claim..............................................................................35
     7.03     Review Procedure...............................................................................35
     7.04     Time Periods...................................................................................35

SECTION 8. Administration....................................................................................35
     8.01     Administrative Committee.......................................................................35
     8.02     Powers and Duties..............................................................................36
     8.03     Officers and Agents............................................................................37
     8.04     Reliance Upon Reports..........................................................................37

SECTION 9. Trust Fund and Trustee............................................................................37
     9.01     Trust Agreement................................................................................37
     9.02     Investment Committee...........................................................................37
     9.03     Expenses and Compensation......................................................................37

SECTION 10. Top Heavy Rules..................................................................................38
     10.01    Definitions....................................................................................38
     10.02    Determination of Top Heavy Status..............................................................39
     10.03    Minimum Employer Contribution..................................................................40
     10.04    Vesting Table..................................................................................40
     10.05    Amendment to Vesting Schedule..................................................................41

SECTION 11. Miscellaneous....................................................................................41
     11.01    Nondiversion...................................................................................41
     11.02    Return of Company Contributions................................................................41
     11.03    Nonassignability...............................................................................42
     11.04    Certificates Concerning Board Action...........................................................43
     11.05    Construction...................................................................................44
     11.06    Indemnity of Employees.........................................................................44
     11.07    Merger.........................................................................................44
     11.08    Internal Revenue Code..........................................................................44
     11.09    Annual Additions...............................................................................45
     11.10    Status of Participants.........................................................................52
     11.11    Incapacitated Recipient........................................................................53

     11.12    Discretionary Acts.............................................................................53
     11.13    Notices to Administrator.......................................................................53
     11.14    Unclaimed Account Procedure....................................................................53
     11.15    Use of IRS Compliance Programs.................................................................54
     11.16    Use of Electronic Media........................................................................54

SECTION 12. Fiduciary Responsibilities.......................................................................54
     12.01    Named Fiduciaries..............................................................................54
     12.02    Powers and Responsibilities....................................................................54
     12.03    Allocation of Responsibilities.................................................................55
     12.04    Employees......................................................................................55
     12.05    Funding Policy.................................................................................55

SECTION 13. Nondiscrimination Testing Rules..................................................................55
     13.01    Limitation on the Amount of Elective Deferrals.................................................55
     13.02    Nondiscrimination Testing of Elective Deferrals - ADP Test.....................................57
     13.03    Nondiscrimination Testing of Matching Contributions - ACP Test.................................61
     13.04    Multiple Use Test..............................................................................64
     13.05    Special Rules..................................................................................66
     13.06    Definitions....................................................................................68

SECTION 14. Amendment and Termination........................................................................71
     14.01    Amendment......................................................................................71
     14.02    Termination....................................................................................71

                             TROVER SOLUTIONS, INC.
                            RETIREMENT SAVINGS PLAN

                  (AS AMENDED AND RESTATED AS OF JUNE 6, 1997)

         This is a 401(k) profit sharing plan adopted as of June 6, 1997, amended and restated as of January 1, 1998, and now amended and restated as of June 6, 1997. The Plan was originally adopted by Healthcare Recoveries, Inc. Trover Solutions, Inc. is a successor of Healthcare Recoveries, Inc. An Employee's benefits under this Plan shall be determined based on the Plan as in effect (based on the effective dates in this document and any amendments) on the effective date of the Employee's termination of employment.

                                  SECTION 1.

                                  Definitions

1.01 "Account" means collectively and individually the accounts established and maintained by the Administrator to reflect the interest of a Participant in the Fund. In addition to any other accounts the Administrator may establish and maintain, the Administrator may establish and maintain separate accounts for each Participant to be designated as follows:

         (a) "Deferral Account" which shall reflect a Participant's interest in Elective Deferrals made under Section 3.01.

         (b) "Matching Account" which shall reflect a Participant's interest in matching contributions made by the Company under
                  Section 3.02.

         (c) "Company Account" which shall reflect a Participant's interest in contributions made by the Company under Section 3.03.

         (d) "Rollover Account" which shall reflect a Participant's interest in Rollover Contributions.

         (e) "Prior Company Account" which shall reflect a Participant's interest in contributions that are made by a Participant's prior employer which are not 100% vested and which are transferred to the Plan in a trust-to-trust transfer (other than by Rollover Contributions) from the Medaphis Employees' Retirement Savings Plan.

         In addition, the Administrator shall allocate the interest of a Participant in any funds transferred to the Plan in a trust-to-trust transfer (other than Rollover Contributions) or pursuant to the merger of another tax-qualified retirement plan with the Plan among the

         Participant's Accounts as the Administrator determines best reflects the interest of the Participant.

1.02 "Accrued Benefit" means, with respect to a Participant, the Nonforfeitable balance of his Account as of any date.

1.03     "Administrator" shall have the meaning set forth in Section 8.01.

1.04     "Anniversary Date" means each December 31.

1.05 "Beneficiary" shall mean any person or entity designated by a Participant, in accordance with Section 5, to receive any sum or sums payable as provided in this Plan after the death of such Participant. If no designation is made, or if the designated person is not living at the death of the Participant, the Beneficiary shall be determined in accordance with Section 5. The designation may include multiple Beneficiaries and contingent designations. Unless otherwise designated, multiple Beneficiaries alive at the Participant's death shall share equally. The Participant may revoke or amend the designation at any time in accordance with Section 5.

1.06 "Break in Service" means the failure an Employee to perform an Hour of Service during the twelve consecutive month period commencing on a Severance Date.

1.07 "Cashout" means a total distribution of the present value of a Participant's Accrued Benefit.

1.08     "Code" means the Internal Revenue Code of 1986, as amended.

1.09 "Company" means Trover Solutions, Inc., and its successors and assigns and any Employer or successor that adopts the Plan and becomes a party to the Trust Agreement. Trover Solutions, Inc. is a successor of Healthcare Recoveries, Inc.

1.10 "Company Stock" means a share or shares of any class of stock issued by the Primary Sponsor or an Employer which constitutes employer securities with respect to the Primary Sponsor within the meaning of Code Section 4978(e)(5).

1.11 "Company Stock Fund" means an Individual Fund that is primarily invested in Company Stock.

1.12 "Compensation" shall have the meaning set forth in subsection (a), subject to subsections (b) and (c):

         (a) Wages actually paid or made available by the Company to an Employee during a Plan Year for personal services rendered in the course of employment as defined in Section 3401 of the Code for purposes of income tax withholding at the source, subject to the following: (1) Compensation shall include any amount which is contributed by the Company pursuant to a salary reduction agreement and which is not includible in the gross income of the Participant by reason of Code section 125, 132(f)(4) (effective January 1, 2001), 402(e)(3), 402(h) or 403(b). (2)
                  Compensation shall not include any amounts paid before the Employee became a Participant. (3) Compensation shall not include fringe benefits, expense reimbursements or allowances, moving expenses, or welfare benefits. (4) Compensation shall be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

         (b) The Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12. If compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior determination period.

         (c) The annual compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with
                  Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year. This subsection (c) is intended as good faith compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and is to be construed in accordance with EGTRRA and guidance issued thereunder. This subsection shall be effective for the first day of the first Plan Year beginning after December 31, 2001, and this subsection shall supersede the provisions of the Plan to the extent those provisions are inconsistent with this subsection.

1.13 "Disability" means a disability of a Participant within the meaning of Code Section 72(m)(7), to the extent that the Participant is, or would be, entitled to disability retirement benefits under the federal Social Security Act or to the extent that the Participant is entitled to recover benefits under any long term disability plan or policy maintained by the Company. The determination of whether or not a Disability exists shall be determined by the Administrator in its sole discretion and shall be substantiated by competent medical evidence. Disability for purposes of the Plan shall not include any disability arising before a Participant's original date of employment for the Employer.

1.14 "Elective Deferral" means a contribution of the Company on behalf of a Participant pursuant to Section 3.01.

1.15 "Employee" means, subject to (a) and (b), any individual who is classified by the Company as an employee of the Company for Federal income tax withholding purposes, but the term "Employee" shall exclude leased employees, employees classified as temporary employees (subject to Section 2.02(b)), and nonresident aliens within the meaning of Code section 7701(b)(1)(B) who receive no earned income within the meaning of Code section 911(d)(2) from the Company which constitutes income from sources within the United States within the meaning of Code section 861(a)(3), or who receive such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention.

         (a) If it determined that an individual who has not been classified as an employee by the Employer (for example, an individual classified by the Employer as an independent contractor or a leased employee) should be reclassified as an employee of the Employer, such reclassification shall be effective for all purposes under the Plan prospectively from the date of the final determination, even though the reclassification otherwise has an earlier effective date. The purpose of this provision is to exclude from participation in the Plan all individuals who may actually be common law employees of the Employer, but who are not paid as though they were common law employees, regardless of the reasons they are excluded from the payroll and regardless of whether that exclusion is correct. Moreover, any individual who signs an agreement with the Employer stating that they are not eligible to participate in the Plan shall not be eligible to participate during the term provided in the agreement, whether they are common law employees or not.

         (b) "Leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control of the recipient. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation (as defined in Section 415(c)(3) of the Code), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, 401(a)(8), 402(h) or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. An individual's Hours of Service shall include hours credited as a leased employee for a recipient organization.

1.16 "Employer" means (a) all corporations that are members of a controlled group of corporations (as defined in Section 414(b) of the Code and any regulations adopted thereunder) of which the Company is a member,
         (b) all trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code and any regulations adopted thereunder) and which include the Company, and (c) all employers that are members of an affiliated service group (as defined in Section 414(m) of the Code and any regulations adopted thereunder) of which the Company is a member or a similar organization described in Section 414(o) of the Code.

1.17 "Employment Date" means that date on which an Employee first performs an Hour of Service with the Employer or, in the alternative, on which an Employee again performs an Hour of Service following any period of severance which is not required to be taken into account in determining the Employee's period of Service.

1.18     "Entry Date" means the first day of each calendar month.

1.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.20 "FMLA Leave" means any unpaid leave of absence that is protected under the Family and Medical Leave Act of 1993, as amended from time to time, and any regulations thereunder.

1.21     "Forfeiture" means the amount forfeited, if any, in accordance with
         Section 5.10.

1.22 "Forfeiture Break in Service" means the occurrence of both (a) termination of employment (even if rehired) and (b) five consecutive Breaks in Service.

1.23 "Fund" means all assets held by the Trustee under the Plan, including all property delivered from time to time to the Trustee, and all proceeds and reinvestments thereof and all accumulations thereon, but excluding (a) all payments which at the time of reference shall have been made from the Fund by the Trustee, and (b) all amounts which have been segregated into a separate fund. Each separate fund shall remain a part of the Trust.

1.24 "Highly Compensated Employee" means any employee who: (a) was a 5-percent owner at any time during the determination year or the look-back year, or (b) for the look-back year, had Compensation from the Employer in excess of $80,000. The $80,000 amount is adjusted at the same time and in the same manner as under section 415(d), except that the base period is the calendar quarter ending September 30, 1996. For the purpose of this Section the applicable Plan Year of the Plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-75. In determining whether an Employee is a Highly Compensated Employee for the Plan Year beginning in 1997, the amendments to Section 414(q) are treated as having been in effect under this Plan for the Plan Year beginning in 1996. For purposes of this Section 1.24, "Compensation" shall have the meaning set forth in Section 1.14, but without regard to Section 1.14(a)(2) and (3).

1.25     "Hour of Service" means each hour determined as follows:

         (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the Plan Year in which the duties are performed.

         (b) Each hour for which an employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this subsection
                  (b) for any single continuous period (whether or not such period occurs in a single Plan Year). Hours under this subsection shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the Plan Year or Plan Years to which the award or agreement pertains rather than the Plan Year in which the award, agreement or payment is made.

         (d) No Hour of Service shall be credited under more than one subsection of this section. The Employer shall credit Employees with Hours of Service on the basis of the "actual" method, which is the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. When records are not available, an

                  Employee shall be deemed to work 45 hours for each calendar week in which the Employee is credited with at least one Hour of Service.

         (e) Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work due to a statutory leave shall receive credit for the Hours of Service which would otherwise have been credited to such individual, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this subsection, an absence from work due to a statutory leave means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual,(4) for purposes of caring for such child for a period beginning immediately following such birth or placement, or (5) that is an FMLA Leave. The Hours of Service credited under this subsection shall be credited either (A) in the computation period in which the absence begins if the crediting is necessary to prevent a one-year Break in Service in that period, or (B) in all other cases, in the following computation period.

1.26 "Individual Funds" means two or more individual subfunds of the Fund (other than the Loan Fund) as may be established by the Administrator from time to time for the investment of the Fund.

1.27 "Investment Committee" means a committee which may be established to direct the Trustee with respect to investments of the Fund.

1.28 "Loan Fund" means the separate subfund of the Fund for the investment of a Participant's Account in a note made by the Participant evidencing a loan to the Participant from this Plan, or from a prior qualified retirement plan transferred to this Plan in a trust-to-trust transfer (other than in a direct rollover) or as a result of a merger of a tax-qualified retirement plan with this Plan.

1.29 "Matching Contributions" means contributions of the Company pursuant to Section 3.02.

1.30 "Rollover Contributions" means contributions of a Participant pursuant to Section 3.05.

1.31 "Nonforfeitable" means a Participant's or Beneficiary's right, legally enforceable against the Plan, to the Participant's Account, subject only to Section 5.11.

1.32 "Nonhighly Compensated Employee" means any Employee who is not a Highly Compensated Employee.

1.33     "Normal Retirement Age" means the age 65.

1.34 "Participant" means any Employee or former Employee who has qualified for participation in the Plan and whose Accrued Benefit has not been fully distributed.

1.35 "Plan" means the plan embodied in this instrument as amended from time to time. The term Plan shall include the Trust.

1.36 "Plan Year" means a 12 consecutive month period ending on an Anniversary Date.

1.37     "Primary Sponsor" means Trover Solutions, Inc.

1.38 "Service" means a period commencing on an Employee's Employment Date and ending on his Severance Date thereafter. The following rules shall apply:

         (a) Notwithstanding the foregoing, if an Employee performs one Hour of Service within 12 months of (1) a Severance Date described in Section 1,36(a), or (2) the date the Employee was first absent from service for any other reason, any period of severance which would otherwise occur shall be ignored and be required to be taken into account in computing the Employee's period of Service.

         (b) The period between the first anniversary and second anniversary of an absence from service for the reasons specified in Plan Section 1.36(b) shall be neither a period of severance or a period of Service.

         (c) If the Employer acquires a substantial part of the assets of another corporation, or merges with another corporation and is the surviving entity, then the Service performed for such prior corporation or entity by an Employee who becomes employed by the Company as a result of the acquisition or merger shall be credited as service in the manner provided, with the consent of the Company, in resolutions adopted by the Company.

1.39     "Severance Date" means the earlier of:

         (a) the date on which an Employee quits, is discharged, retires or dies; or

         (b) (1) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Plan Sponsor for any other reason, such as vacation, layoff, or leave of absence; or (2) in the case of an Employee who remains absent from service beyond the first anniversary of the first day of absence by reason of the Employee's pregnancy, the birth of the Employee's child, the placement of a child in the Employee's home or adoption by the Employee, or the caring for the child for the period immediately following its birth or adoption, the second anniversary of the first day of absence from service.

1.40 "Termination Completion Date" means the last day of the fifth consecutive Break in Service computation period, determined under the Section which defines Break in Service, in which a Participant completes a Break in Service.

1.41 "Trust" means the trust created a Trust Agreement known as the "Healthcare Recoveries, Inc. Retirement Savings Trust," which was established under an agreement between the Healthcare Recoveries, Inc. and the Trustee to hold the Fund, or any successor agreement.

1.42 "Trustee" means National City Bank and any successor trustee or trustees.

1.43 "Valuation Date" means each business day as determined by the Administrator.

1.44 "Years of Service" means , with respect to each Employee, the number of years and fractions of a Year of Service credited to that Employee. The following rules shall apply:

         (a) In the case of an Employee who incurs a Break in Service, Years of Service completed prior to the Break in Service shall not be considered in calculating the Employee's nonforfeitable percentage of his Accrued Benefit under Plan
                  Section 5.05 until the Employee has completed a one-year period of Service after such Break in Service.

         (b) In the case of an Employee who completes five consecutive Breaks in Service, all Years of Service in Plan Years after his Termination Completion Date shall be disregarded in determining the vested portion of his Accrued Benefit derived from Company contributions which accrued before his Termination Completion Date.

         (c) In the case of an Employee who incurs a Break in Service and at that time does not have any vested right in Company contributions, any Years of Service completed by him prior to such Break in Service shall be disregarded for purposes of determining the vested percentage of his right to such contributions if the consecutive period of severance equals or exceeds his prior Years of Service, whether or not consecutive, completed before such Break in Service.

                                  SECTION 2.

                                 Participation

2.01     Participation.

         (a) Subject to Section 2.02, any Employee who is not already a Participant, who has completed at least one Hour of Service shall automatically become a Participant on the Entry Date (if employed on that date) coinciding with or next following the completion of one Hour of Service. If a Participant ceases to be employed by the Company and then resumes employment by the Company, he shall upon such reemployment, resume participation. If an Employee who has satisfied the service requirement for participation is separated from service on the applicable Entry Date, and if he returns to service after that Entry Date, he shall commence participation immediately upon his return. Any other Employee who separates from service and who subsequently returns shall become a Participant in accordance with the first sentence above. Each individual who was a member of the Medaphis Employee's Retirement Savings Plan as of the date immediately preceding the date of the separation of Healthcare Recoveries, Inc. from Medaphis Corporation shall become a Participant of the Plan as of the Effective Date.

         (b) Notwithstanding the exclusion of temporary employees pursuant to Section 1.15, an individual who is classified as a temporary employee shall be deemed an Employee eligible to become a Participant upon satisfaction of the eligibility requirements set forth in this Section 2.02(b). An employee who is classified by the Company as a temporary employee, who has attained age 21, and who has completed 1,000 Hours of Service within that Employee's initial Employment Year, shall automatically become a Participant on the Entry Date (if employed on that date) coinciding with or next following the end of that Employee's initial Employment Year. After an Employee's initial Employment Year, (1) the eligibility computation period for that Employee shall be the Plan Year which includes the first anniversary of the Employee's initial Employment Year, and where additional eligibility computation periods are necessary, succeeding Plan Years, and
                  (2) that Employee shall, if he has attained age 21, automatically become a Participant on the Entry Date coinciding with or next following (if employed on that date) the end of the Plan Year during which that Employee completes 1,000 Hours of Service. Any Employee who has satisfied the service requirement, but not the age requirement, shall automatically become a Participant on the Entry Date (if employed on that date) coinciding with or next following the date the Employee attains age 21. As used in this subsection
                  (b), the following terms shall have the following meanings:
                  (1) "Employment Date" shall mean the date on which the Employee is first credited with an Hour of Service for the Employer; (2) "Employment Year" shall mean a computation period that consists of a twelve consecutive month period beginning on an Employment Date; and "Entry Date" shall mean each January 1 and July 1. For the purpose of determining Hours of Service under this Section 2.01, references in
                  Section 1.25 to the "Plan Year" shall be deemed references to the appropriate twelve month period determined under this
                  Section 2.01. This subsection shall be effective beginning January 1, 2002.

         (c) Subject to Section 2.02, if an individual becomes an Employee of the Company by reason of an acquisition by the Company of a controlling interest in, or a substantial part of, all the assets of the individual's prior employer, and if the Employee was covered under a plan of the prior employer meeting the requirements of Code Section 401(a), such Employee shall become a Participant as of the date of his employment by the Company as an Employee.

2.02 Collective Bargaining Unit. The following provisions are applicable to members of a collective bargaining unit:

         (a) No Employee who is a member of a collective bargaining unit shall become a Participant, unless the applicable collective bargaining agreement provides otherwise.

         (b) If a Participant does not terminate employment but becomes a member of a collective bargaining unit, then unless the applicable collective bargaining agreement provides otherwise, any election to defer Compensation under Section
                  3.01 shall be deemed revoked, and he shall not be eligible to make any Elective Deferrals and he shall not share in the allocation of Company or Matching contributions, if any, after he became a member of the collective bargaining unit. However, during such period, the Participant's Account shall continue to share fully in gain and loss allocations of the Fund.

         (c) If a former Participant, or an Employee who is not a Participant, ceases to be a member of a collective bargaining unit, he shall participate in the Plan immediately if he has satisfied the eligibility requirements of Section 2.01 and would have been a Participant had he not been a member of a collective bargaining unit during his period of service with the Company. Years of Service shall be calculated without regard to whether an Employee is a member of a collective bargaining unit.

         (d) For purposes of this section 2.02, an Employee is a member of a collective bargaining unit if he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Company if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and the Company. The term "employee representatives" does not include an organization more than one half the members of which are owners, officers or executives of the Employer.

                                  SECTION 3.

                           Contributions and Accounts

3.01 Elective Deferrals. Each Participant shall be entitled to make an election authorizing the Company to withhold a portion of the Participant's Compensation per payroll period and contribute such amount to the Trust. Such contributions shall be allocated to the Participant's Deferral Account. The election must be made before the Compensation is payable and may only be made pursuant to an agreement between the Participant and the Company, which shall be in such form and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the percentage of Compensation that the Member desires to defer and to have contributed to the Fund. A Participant may revoke or modify his or her election to change the rate of future deferrals, at any time effective as of the beginning of the payroll period which follows the Administrator's processing of the revocation or modification pursuant to normal administrative procedures made in the manner and pursuant to the rules established by the Administrator. The contribution made by the Company on behalf of a Participant under this Section 3.01 shall be in an amount equal to the amount specified in the Member's deferral election, but not greater than 16 percent of the Participant's Compensation. The percentage limitation in the preceding sentence, and other references to Compensation in this Section 3.01, applies to each separate payroll of the Participant. Notwithstanding the foregoing, the Administrator may reduce the amount that certain Highly Compensated Employees may elect to defer in their deferral elections to a percentage less than 16 percent of Compensation, if the Administrator deems such reduction necessary for the Plan to comply with one or more of the following limitations: (a) Section 13.01 (relating to the annual limit on Elective Deferrals set forth in Code Section 402(g)), (b) Section
         13.02 and 13.03 (relating to the non-discrimination testing limitations under Code Sections 401(k)(3) and 401(m)), and (c) Section
         11.09 (relating to the limit on "annual additions" within the meaning of Code Section 415).

3.02 Matching Contributions. The Company may make Matching Contributions in accordance with the formulas and rules set forth below. Effective as of the first day of each Plan Year, the Administrator shall establish two groups of Participants. The first group shall consist of each Participant whose Compensation for the Plan Year, as reflected in the Company's payroll records, is $20,000 or less. The second group shall consist of each Participant whose Compensation for the Plan Year is more than $20,000. For purposes of establishing the two Participant groups, each Participant's Plan Year Compensation shall be determined by the Administrator in its discretion based on the Company's payroll records, and "Compensation" shall mean base Compensation only as of the first day of the Plan Year, excluding any overtime, bonuses or projected compensation increases. The Company's Matching Contribution for Participants in each group will be an amount to be determined by the Company expressed as a percentage of Elective Deferrals made on behalf of a Participant pursuant to section 3.01, to the extent that such contribution does not exceed a specified percentage level of the Participant's Compensation specified by the Company for each group. The Matching Contribution percentage, as well as the specified maximum percentage level, may be different for each group, but the percentages for the first group shall not be any less than the percentages for the second group. The Company shall specify the Matching Contribution percentage and the maximum percentage level of the Participant's Compensation made under this 3.02 prior to the beginning of the Plan Year and such percentage shall remain in effect for subsequent Plan Years until the Company specified new percentages in accordance with the section 3.02. The Company's Matching Contribution percentage and the maximum percentage level of the Participant's Compensation under this section 3.02 shall be applied separately for each payroll period. Matching Contributions shall be allocated to the Participant's Matching Account. Notwithstanding the foregoing, the percentage of Matching Contribution expressed as a percentage of the Participant's Elective Deferral shall be 50 percent of the percentage that otherwise would have been made by the Company pursuant to this Section 3.02 if the Participant directs the Administrator in accordance with Section
         4.03 to invest such Matching Contribution in an Individual Fund other than the Company Stock Fund.

3.03     Company Contributions. In addition to Matching Contributions under section 3.02, the Company may contribute to the Trust from time to time such other amounts, or nothing, as the Company in its sole discretion may determine from time to time, as Company contributions.

3.04 Forfeitures. Any Forfeitures for a Plan Year shall first be applied to pay Plan expenses for the Plan Year in which the Forfeitures occur. Any Forfeitures remaining after payment of expenses shall be applied to reduce the amount of Matching Contributions the Company would otherwise make under section 3.02 for the Plan Year in which the Forfeitures occur. Such expenses are limited as described in Section 9.03.

3.05 Rollover Contributions. Subject to the Administrator's consent, a Participant who is an Employee may make a Rollover Contribution to this Plan from another "qualified retirement plan" or from a "conduit IRA," in accordance with such rules and conditions as the Administrator may prescribe. A Rollover Contribution is a contribution attributable to an eligible rollover distribution as described in
         Section 6.03. Any Rollover Contribution a Participant makes to this Plan shall be held in the Participant's Rollover Account, which is always 100% Nonforfeitable and is subject to the distribution rules set forth in this Plan. A "qualified retirement plan" is any tax qualified retirement plan under Code ss.401(a) or any other plan from which distributions are eligible to be rolled over into this Plan pursuant to the Code, regulations, or other IRS guidance. A "conduit IRA" is an IRA that holds only assets that have been properly rolled over to that IRA from a qualified retirement plan under Code ss.401(a). To qualify as a Rollover Contribution under this Section, the Rollover Contribution must be transferred directly from the qualified retirement plan or conduit IRA in a direct rollover (as described in Section 6.03) or must be transferred to the Plan by the Participant within 60 days following receipt of the amounts from the qualified plan or conduit IRA. The Administrator may refuse to accept a Rollover Contribution if the Administrator reasonably believes the Rollover Contribution (a) is not being made from a proper plan or conduit IRA; (b) is not being made within 60 days from receipt of the amounts from a qualified retirement plan or conduit IRA; (c) could jeopardize the tax-exempt status of the Plan; or (d) could create adverse tax consequences for the Plan or the Employer. Prior to accepting a Rollover Contribution, the Administrator may require the Employee to provide satisfactory evidence establishing that the Rollover Contribution meets the requirements of this Section. The Administrator may apply different conditions for accepting Rollover Contributions from qualified retirement plans and conduit IRAs. Any conditions on Rollover Contributions must be applied uniformly to all Participants.

3.06 Form of Contributions. Contributions may be made only in cash, Company Stock or other property which is acceptable to the Trustee.

3.07 Accounts. The Administrator shall maintain or cause to be maintained in the name of each Participant each of the Accounts designated in
         Section 1.01, except a separate Account need not be maintained if no Plan assets would be allocable to that Account. Each Account shall be adjusted as provided in the Plan to reflect contributions, income, gains, losses and other credits or changes attributable thereto. Although the Accounts will be maintained separately, the amounts in the Accounts may be commingled in the Fund and invested by the Trustee as Individual Funds. If a portion of a Participant's Account has been forfeited, but the Nonforfeitable portion of the Account has not been distributed, then the undistributed Accrued Benefit shall be held in a separate Account which shall be Nonforfeitable at all times, and an additional Account shall be maintained for that Participant, subject to Section 5, with respect to any additional contributions or Forfeitures to be allocated for the benefit of that Participant. At such time as the additional Account becomes Nonforfeitable, the two Accounts may be merged.

                                  SECTION 4.

                        Plan Accounting and Investments

4.01     Allocation of Contributions.

         (a) Contributions made on behalf of each Participant (including forfeitures during the Plan Year used to reduce such contributions), and Rollover contributions, shall be allocated to the Deferral Account, Matching Account and Rollover Account, respectively, of the Participant on behalf of whom the contributions were made.

         (b) As of the last day of each Plan Year, Company contributions made under Section 3.03 shall be allocated to the Company Account of each Participant who was employed by the Company on the last day of the Plan Year with respect to which the contribution was made (including any Participant who terminated employment during such Plan Year due to death, Disability or retirement after age 65), in the proportion that the Participant's Compensation bears to the Compensation of all Participants entitled to an allocation under this subsection 4.01(b).

4.02 Allocation of Earnings and Losses. The Trustee must value Plan assets at lest annually. Except as otherwise provided in the Plan and the Trust, as of each Valuation Date, the Trustee shall determine the net income or net loss of the Fund and shall allocate such amounts to the Accounts of Participants as hereinafter set forth.

         (a) The net income or net loss of the Individual Funds shall be allocated as of each Valuation Date to the Account of each Participant in the proportion that the value of the Account invested in the Individual Fund or Loan Fund as of the preceding Valuation Date, increased by one-half of the total contributions allocated to that Participant's Account since the preceding Valuation Date and reduced by the full amount of any withdrawals from that Participant's Account since that Valuation Date, bears to the total value of all Accounts invested in the Individual Fund or Loan Fund, respectively, as of the preceding Valuation Date.

         (b) Notwithstanding the foregoing, effective as of the time when Valuation Dates were changed to a daily basis, the net income or net loss of the Individual Funds shall be allocated as of each Valuation Date to each Account in accordance with such reasonable, uniform and nondiscriminatory procedures as the Administrator may establish from time to time. The Administrator has the authority to interpret the Plan's daily valuation procedures for Plan administration purposes, including Plan loans, benefit distributions and corrective distributions.

4.03 Investment of Accounts. Until such time as the Administrator may direct otherwise, each Participant may direct that contributions to his Account be invested in one or more Individual Funds as the Participant shall designate by providing notice to the Administrator according to procedures established by the Administrator for that purpose. Prior to January 1, 2001, the reference to Account in the preceding sentence excluded the Participant's Matching Account, and, prior to January 1, 2001, all contributions to a Participant's Matching Account were invested in the Company Stock Fund. Effective as of January 1, 2001, contributions to a Participant's Matching Account shall be invested in the Company Stock Fund unless the Participant directs the Administrator, according to procedures established by the Administrator, to invest the contributions in an Individual Fund other than the Company Stock Fund. Effective as of January 1, 2001, a Participant may change the investment allocation of his or her Matching Account effective only as of the next following January 1 or July 1, and any investment allocation change with respect to the Participant's Matching Account shall apply only to future contributions and shall not apply to the Participant's existing Matching Account.

         (a) All investment directions shall be in multiples of 25% of contributions being made at any time or such lesser percentage as may be specified by the Administrator from time to time. A Participant can change the investment of his current contributions or his existing Account at any time. A new investment direction shall be effective as soon as reasonably practicable after timely election is received by the Administrator, provided that the election is made according to the procedures established by the Administrator.

         (b) An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein. If no direction is effective for the date a contribution is to be made, all contributions which are to be made for such date shall be invested in such Individual Fund as the Administrator, the Investment Committee, the Investment Manager, or the Trustee, as applicable, may determine to best preserve principal. To the extent permissible by law, no Fiduciary shall be liable for any loss, which results from a Participant's exercise or failure to exercise his investment election.

         (c) Effective as of January 1, 2001, an investment election change made by a Participant pursuant to this Section 4.03 shall apply only to future contributions unless the Participant specifically elects to apply said election to his or her existing Account. Notwithstanding the foregoing, any investment allocation change with respect to the Participant's Matching Account shall apply only to future contributions and shall not apply to the Participant's existing Matching Account. The following provision was effective prior to January 1, 2001: A Participant who makes an election pursuant to this Section 4.03 must apply the new investment direction to both his current Account and all future contributions.

4.04 Loans. Participants shall be entitled to borrow from the Fund, subject to the Plan's loan program, which consists of the rules set forth in this Section 4.04 and in the separate written loan policy implemented by the Administrator. The separate loan policy may prescribe procedures, conditions and limitations relating to loans, including the available sources of loans, events of default and default procedures.

         (a) To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Participant's Accrued Benefit used for security on the loan. Beneficiaries, alternate payees (under
                  Section 11.03), and Participants who are not Employees (except parties in interest as defined in ERISA ss.3(14)) shall not be eligible for loans.

         (b) Participant loans must be made available to Participants in a reasonably equivalent manner taking into account the Participant's ability to repay. The

                  Administrator may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan.

         (c) Each loan shall bear a reasonable rate of interest. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances.

         (d) All Participant loans must be adequately secured. The Participant's Accrued Benefit shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50 percent of the Participant's Accrued Benefit, determined immediately after the origination of each loan, and if applicable, the spousal consent requirements described in subsection 4.04(g) have been satisfied.

         (e) A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be payable within a period not exceeding 5 years from the date the Participant receives the loan from the Plan, unless the loan is for the purchase of the Participant's principal residence, in which case the loan must be payable within a reasonable time commensurate with the repayment period permitted by commercial lenders for similar loans.

         (f) A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of (1) $50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the Plan as of the date such loan is made) or
                  (2) one-half of the Participant's Accrued Benefit, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date. A Participant may not receive a Participant loan of less than $1,000. A Participant may not have more than one Participant loan outstanding at any time.

         (g) This subsection (g) shall apply to Participant loans that are made prior to the elimination of the annuity provisions under
                  Section 6.01(d). A spouse's consent shall not be required for Participant loans made after the elimination of the annuity provisions under Section 6.01(d). If this subsection is applicable, a Participant may not use his Accrued Benefit as security for a Participant loan unless the Participant's spouse, if any, consents to the use of such Accrued Benefit as security for the loan. The spousal consent must be made within the 90-day period ending on the date the Participant's Accrued Benefit is to be used as security for the loan. Spousal consent is not required, however, if the value of the Participant's total Accrued Benefit does not exceed $5,000. Any spousal consent required under this subsection must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Any such consent to use the Participant's Accrued Benefit as security for a Participant loan is binding with respect to the consenting spouse and with respect to any subsequent spouse as it applies to such loan. A new spousal consent will be required if the Accrued Benefit is subsequently used as security for a renegotiation, extension, renewal, or other revision of the loan, or for a new loan.

         (h) A Loan Fund shall be established by the Trustee on behalf of each Participant for whom a loan transfer is made pursuant to this Section. The Loan Fund shall be credited with the amount of any loan transferred to the Plan from another tax-qualified retirement account and shall be debited with all principal and interest repayments of any such loans. Under rules established by the Administrator, a Participant's interest in the Individual Funds shall be debited by the amount credited to the Participant's Loan Fund. All principal and interest repayments debited to the Loan Fund shall be invested in the same manner as contributions to the Participant's Account pursuant to Section 4.03. Each Loan Fund shall be invested in a note or notes made by the Participant evidencing the promised repayment of monies loaned to the Participant from the Fund.

         (i) Prior to March 1, 2002, loans shall only be made for the purpose of enabling a Participant to meet an unusual or special financial situation such as to pay for medical expenses resulting from accident or sickness to the Participant or his dependents, educational expenses for the Participant's dependents, the purchase or renovation of his principal residence or for such other unusual or special financial situation as approved by the Administrator.

4.05     Participating Companies.

         (a) Any Employer may adopt this Plan, and such adopting Employer shall be a "Participating Company." Each Participating Company shall be subject to the terms and conditions of this Plan as in effect at the effective date of adoption by the Participating Company and as subsequently amended from time to time by the Primary Sponsor, subject to such modifications as are set forth in the document evidencing the Participating Company's adoption on the Plan. Unless the context of the Plan clearly indicates to the contrary, the terms "Company" and "Employer" mean the Primary Sponsor and each Participating Company as relates to its adoption of the Plan.

         (b) This Plan shall be deemed to be a single plan of all Employers that have adopted this Plan. Employer contributions shall not be accounted for separately, and all

                  Plan assets shall be available to pay benefits to all Participants and their Beneficiaries. Employees may be transferred among Participating Companies or employed simultaneously by more than one Participating Company, and no such transfer or simultaneous employment shall effect a termination of employment, be deemed retirement or be the cause of a Forfeiture or a loss of Years of Service under this Plan. For purposes of determining Years of Service and the payment of benefits upon death or other termination of employment, all Participating Companies shall be deemed one Employer. Any Participant employed by a Participating Company during a Plan Year who receives any Compensation from a Participating Company during that Plan Year shall receive allocations for the Plan Year in accordance with Sections
                  4.02 and 4.03 based on his Compensation during that Plan Year (such Participant shall receive an allocation under Sections
                  4.02 and 4.03 only if he is an Active Participant).

         (c) Each Participating Company shall be deemed to have designated irrevocably the Primary Sponsor as its sole agent (1) for all purposes under Section 8 (including fixing the number of members of, and the appointment and removal of, the Administrative Committee, if any); (2) with respect to all its relations with the Trustee (including the Trustee's appointment and removal, and fixing the number of Trustees); and (3) for the purpose of amending this Plan. A copy of each amendment shall be delivered to each Participating Company. The Administrator shall make any and all rules and regulations which it shall deem necessary or appropriate to effectuate the purpose of this Section 4.05, and such rules and regulations shall be binding upon the Primary Sponsor, the Participating Companies, the Participants and Beneficiaries.

         (d) Any Participating Company may withdraw its participation in the Plan by giving written notice to the Administrator stating that it has adopted a separate plan. The notice shall be given at least six months prior to a designated Valuation Date, unless the Administrator shall accept a shorter period of notification. Promptly after the designated Valuation Date the Administrator, based on values fixed by the Trustee, shall establish the withdrawing Participating Company's interest in the Fund, after a reduction for fees and other expenses related to the Participating Company's withdrawal. The Trustee shall then, in accordance with the Administrator's instructions, transfer the withdrawing Participating Company's interest in the Fund to the trustee or other funding agent of the Participating Company's separate plan. Neither the Trustee nor the Administrator shall be obligated to transfer or direct the transfer of assets under this Section until they are satisfied as to all matters pertaining to the transfer, including, but not limited to, the tax qualification of the plan into which the transfer will be made. The Administrator and the Trustee may rely fully on the representations and instructions of the withdrawing Participating Company and shall be fully protected and discharged with respect to any transfer made in accordance with such representations or instructions. Any transfer of assets in accordance with this

                  Section shall constitute a complete discharge of responsibility of the Primary Sponsor, the remaining Participating Companies, their Boards of Directors and officers, and the Trustee without any responsibility on their part collectively or individually to see to the application thereof. The Administrator in its sole discretion shall have the right to transfer the withdrawing Participating Company's interest in the Fund to the new plan in the form of installments, in cash, or in cash and kind and over a period of time not to exceed one year following the designated Valuation Date of the Participating Company's withdrawal. Any assets which are invested in accordance with an investment contract or agreement which by its terms precludes the realization upon and distribution of such assets for a stated period of time shall continue to be held by the Trustee under the terms and conditions of this Plan until the expiration of such period, subject to the Administrator's instructions.

         (e) The Board of Directors of a Participating Company may at any time terminate this Plan with respect to its Employees by adopting a resolution to that effect and delivering a certified copy to the Administrator. Section 14.02 shall apply to a Participating Company's termination, but the continuation of the Plan by the Primary Sponsor and other Participating Companies shall not be affected. The termination of the Plan with respect to a Participating Company's Employees shall not effect a termination with respect to an Employee of the Primary Sponsor or another Participating Company if such Employee was not employed by the terminating Participating Company on the effective date of the termination, even though he may have been employed by the terminating Participating Company at an earlier date. Any fees and other expenses related to a Participating Company's termination shall be charged against the Accounts of the affected Participants. Upon termination of the Plan by any Participating Company, the Administrator may in its sole discretion direct the Trustee to segregate the Accounts of all affected Participants into a separate fund, and the Administrator may in its sole discretion direct the Trustee to invest the separate fund only in cash equivalent type investments. If the Administrator does not direct the investment of the separate fund, it shall be invested by the Trustee in the Trustee's sole discretion.

                                  SECTION 5.

                            Eligibility for Benefits

5.01 Retirement. Upon termination of a Participant's employment by the Employer for any reason on or after his Normal Retirement Age, the Administrator shall direct the Trustee to begin payment of the Participant's Accrued Benefit to him in accordance with Section 6, within a reasonable time after the Valuation Date coinciding with or next following the Participant's termination of employment.

5.02 Disability. If a Participant ceases to be employed by the Employer because of Disability, the Administrator shall direct the Trustee to begin payment of the Participant's Accrued Benefit to him in accordance with Section 6, within a reasonable time after the Valuation Date coinciding with or next following the date determination of Disability is made.

5.03 Death. If a Participant dies before he receives his Accrued Benefit, the Administrator shall direct the Trustee to pay the Participant's Accrued Benefit to his Beneficiary in accordance with Section 6.

5.04 Termination of Employment Prior to Normal Retirement Age. The following provisions shall apply, subject to Sections 5.06 and 6, with respect to a Participant who ceases to be employed by the Employer for any reason other than death or retirement on or after his Normal Retirement Age:

         (a) Payment. The Administrator shall direct the Trustee to pay the Participant's Accrued Benefit to him (or to his Beneficiary if the Participant is deceased) within a reasonable time after the Valuation Date coinciding with or next following the Participant's termination of employment. Effective as of the date annuities are eliminated under
                  Section 6.01(d), if the value of the participant's Accrued Benefit does not exceed $5,000, it shall be distributed as soon as administratively feasible following the Participant's termination of employment.

         (b) Distribution Prior to Forfeiture Break in Service. If the Participant's Accrued Benefit attributable to Matching, Company and Prior Company contributions is zero, the Participant shall be deemed to have received a Cashout on the date on which the Participant terminated employment.

5.05 Vesting Schedule. A Participant's Deferral Account and Rollover Account shall always be 100 percent Nonforfeitable. A Participant's Matching, Company and Prior Company Accounts shall be 100 percent Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date), or if his employment terminates as a result of death or Disability. If a Participant's employment terminates prior to his Normal Retirement Age for any reason other than death or Disability, then the Nonforfeitable percentage of his Matching and Company Accounts shall calculated based on the applicable schedule in subsection (a), (b) or (c) below, and the Nonforfeitable percentage of his Prior Company Account shall calculated based on the schedule in subsection (d) below. The Nonforfeitable portion of a Participant's Account is determined by multiplying the Participant's Nonforfeitable Percentage, determined under the applicable schedule, by the total amount under the applicable Account. The portion of the Participant's Account that is not Nonforfeitable shall be forfeited in accordance with Section 5.10.

         (a) The following schedule shall apply to the calculation of the Nonforfeitable percentage of Matching and Company Accounts of any Employee who terminates employment after December 31, 2001 and who either (1) becomes a Participant on or after January 1, 2002, or (2) was a Participant in the Plan as of December 31, 2001, but had fewer than two Years of Service as of December 31, 2001:

                           Years of Service          Nonforfeitable Percentage
                           ----------------          -------------------------

                           Fewer than 2                            0
                           2 but fewer than 3                     20
                           3 but fewer than 4                     40
                           4 but fewer than 5                     60
                           5 but fewer than 6                     80
                           6 or more                             100

         (b) The following schedule shall apply to the calculation of the Nonforfeitable percentage of Matching and Company Accounts of any Employee who (1) terminates employment after December 31, 2001, (2) was a Participant in the Plan as of December 31, 2001, and (3) had more than one Year of Service as of December 31, 2001:

                           Years of Service          Nonforfeitable Percentage
                           ----------------          -------------------------

                           Fewer than 2                            0
                           2 but fewer than 3                     20
                           3 but fewer than 4                     40
                           4 but fewer than 5                     60
                           5 or more                             100

         (c) The following schedule shall apply to the calculation of the Nonforfeitable percentage of Matching and Company Accounts of any Employee who terminates employment before January 1, 2002:

                           Years of Service          Nonforfeitable Percentage
                           ----------------          -------------------------

                           Fewer than 5                            0
                           5 or more                             100

         (d) The following schedule shall apply to the calculation of the Nonforfeitable percentage of Participants' Prior Company
                  Accounts:

                           Years of Service          Nonforfeitable Percentage
                           ----------------          -------------------------

                           Fewer than 2                            0
                           2 but fewer than 3                     50
                           3 or more                             100

         (e) If amounts are distributed from a Participant's Matching Account, Company Account or Prior Company Account at a time when the Participant's vested percentage in such amounts is less than 100% and the Participant may increase the vested percentage: (a) a separate Account will be established for the Participant's applicable interest in the Plan as of the time of the distribution, and (b) at any relevant time, the Participant's vested portion of the separate Account will be equal to an amount ("X") determined by the formula: X = P (AB + D) - D

                  Where: P is the vested percentage at the relevant time; AB is the Account balance at the relevant time; and D is the amount of the distribution.

5.06     Participant Consent.

         (a) The Administrator shall obtain the Participant's written consent to any distribution to a Participant, including the form of the distribution, if (1) the value of the Participant's Accrued Benefit exceeds $5,000 and (2) the Administrator directs the Trustee to make the distribution to the Participant prior to his attaining the later of Normal Retirement Age or age 62. Such consent must be obtained within the 90 day period ending on the Distribution Commencement Date. The term "Distribution Commencement Date" means the date the Plan commences distributions to a Participant. The determination of whether a Participant's Accrued Benefit exceeds $5,000, shall be based on the value as of the most recent Valuation Date.

         (b) This subsection (b) shall apply to a distribution if the Administrator is obligated to obtain the Participant's consent to such distribution pursuant to subsection (a). Prior to receiving a distribution from the Plan, a Participant must be notified of his or her or her right to defer any distribution from the Plan until the Participant attains the later of Normal Retirement Age or age 62. The notification shall include a general description of the material features and the relative values of the optional forms of benefit available under the Plan (consistent with the notice requirements under Code ss.417(a)(3)). The notice shall be provided no less than 30 days and no more than 90 days prior to the Participant's Distribution Commencement Date. However, distribution may commence less than 30 days after the notice is given, if the Participant is clearly informed of his or her right to take 30 days after receiving the notice to decide whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects to receive the distribution prior to the expiration of the 30-day minimum period. The notice requirements described in this subsection (b) may be satisfied by providing a summary of the required information, so long as the conditions described in applicable regulations for the provision of such a summary are satisfied, and the full notice is also provided (without regard to the 90-day period described in this Section).

         (c) If a Participant who is eligible for a distribution does not file his written consent (if required) with the Administrator within the period of time fixed by the Administrator, the Participant's Accrued Benefit shall be distributed as soon as practicable after such consent is properly received, but not later than the Participant's Required Beginning Date as determined under Section 6.02(a).

         (d) Notwithstanding any other provision of the Plan, any distribution to a Participant under this Plan, whether before or after termination of employment, shall be subject to this
                  Section 5.06. However, the consent of the Participant shall not be required to the extent that a distribution is made:
                  (1) to satisfy the required minimum distribution rules under
                  Section 6.02, (2) to satisfy the requirements of Code ss.415, as described in Section 11.09, or (3) to correct an excess amount in accordance with Section 13.

5.07 In-Service Withdrawals. A Participant who has attained age 59 1/2 may withdraw, in a lump sum in cash, all or any portion of the balance of his Deferral Account, his Rollover Account and the vested portion of his Matching and Prior Company Accounts. Any withdrawal under this
         Section 5.07 shall be made first, pro rata, based on all Individual Funds, and, last from the Company Stock Fund.

5.08 Hardship Withdrawals. A Participant who is an Employee may receive a distribution, referred to as a "Hardship Withdrawal," from the Plan prior to termination of employment, subject to the following rules:

         (a) To qualify for a Hardship Withdrawal, a Participant must demonstrate an immediate and heavy financial need. To be considered an immediate and heavy financial need, the withdrawal must be made an account of one of the following:

                  (1) Expenses incurred or necessary for medical care (described in section 213(d) of the Code) of the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code).

                  (2) Purchase (excluding mortgage payments) of a principal residence for the Participant.

                  (3) Payment of tuition and related educational fees (including room and board) for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents (as defined in Code section 152).

                  (4) The need to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

                  (5) Any other event that the Internal Revenue Service recognizes as a safe harbor Hardship Withdrawal under a ruling, notice or other guidance of general applicability.

                  The Administrator may require written documentation, as it deems necessary, to sufficiently document the existence of a proper hardship event.

         (b) A Participant may receive a Hardship Withdrawal only if all of the following conditions are satisfied:

                  (1) The withdrawal shall not exceed the amount of the Participant's immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes, withholding or penalties reasonably anticipated to result from the withdrawal).

                  (2) The Participant shall have obtained all distributions, other than Hardship Withdrawal, and all nontaxable loans currently available under all plans maintained by the Employer.

                  (3) The Employer shall not permit the Participant to make any elective deferrals or employee contributions to this Plan or any other plan (other than welfare benefit plans) maintained by the Employer for the 12-month period after receipt of the Hardship Withdrawal.

                  (4) The Employer shall limit elective deferrals under this Plan and under any other qualified plan maintained by the Employer, for the Participant's taxable year immediately following the year of the hardship distribution, to the Code section 402(g) limit for such taxable year, reduced by the amount of the Participant's elective deferrals in the taxable year of the hardship distribution.

         (c) A Hardship Withdrawal shall be made only in accordance with such rules, policies, procedures, restrictions, and conditions as the Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Administrator in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner. A withdrawal under this Section shall be made in a lump sum payment to the Participant, subject to the spousal consent rules under Section 6.04 until eliminated under Section 6.01(d).

         (d) A Hardship Withdrawal from a Participant's Deferral Account, when added to other Hardship Withdrawals from the Participant's Deferral Account, shall not exceed the total Elective Deferrals the Participant has made to the Plan. Hardship Withdrawals shall be paid first from the Participant's Rollover Account, if any, and then from any Deferral Account. A Participant shall not be entitled to receive a Hardship Withdrawal from a Matching Account or from any other Account.

         (e) A participant who receives a Hardship Withdrawal after December 31, 2001, shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the Employer for 6 months after receipt of the distribution. Furthermore, a Participant who receives a Hardship Withdrawal in calendar year 2001 shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution. This subsection (e) is intended as good faith compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and is to be construed in accordance with EGTRRA and guidance issued thereunder. This subsection shall apply for calendar years beginning after 2001, and this subsection shall supersede the provisions of the Plan to the extent those provisions are inconsistent with this subsection

5.09 Calculation of Years of Service. Subject to the following rules, all of an Employee's Years of Service shall be counted for vesting purposes:

         (a) Any Year of Service completed after a Forfeiture Break in Service shall not count for the purpose of determining a Participant's Nonforfeitable percentage of his Account derived from Employer contributions made for his benefit prior to the Forfeiture Break in Service.

         (b) Any Year of Service completed before a Break in Service shall not be counted if the number of consecutive Breaks in Service equals or exceeds the greater of (1) five or (2) the aggregate number of Years of Service prior to the Break in Service. This subsection shall only apply if the Participant's right to his Account derived from Matching, Company and Prior Company contributions is one hundred percent forfeitable at the time he has a Break in Service. The aggregate number of Years of Service before a Break in Service shall not include any Years of Service not required to be taken into account under this subsection by reason of any prior Break in Service.

5.10 Forfeiture. A Participant's Forfeiture, if any, of his Matching, Company and Prior Company Accounts shall occur under the Plan:

         (a) As of the Anniversary Date of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or, if earlier and if applicable,

         (b) As of the date on which the Participant receives a Cashout of his Accrued Benefit following termination of employment

         The Administrator shall determine the amount of a Participant's Forfeiture, if any, under this Section solely by reference to the vesting schedule of Section 5.05. A Participant shall not forfeit any portion of his Account for any other reason or cause except as expressly provided by this Section or as provided under Section 11.02,
         Section 11.14 or Section 13.

5.11 Restoration of Forfeited Accrued Benefit. A Participant whose Account was less than 100 percent Nonforfeitable when distributed and who is reemployed after receiving a Cashout of the Nonforfeitable percentage of his Account shall have the right to repay the Trustee the amount of the Cashout attributable to Company contributions and the Administrator must restore his Account under the requirements of this Section. Restoration of the Participant's Accrued Benefit includes restoration of all Code ss.411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations.

         (a) Restoration and Conditions upon Restoration. Subject to the conditions of this Section, if the Participant makes the Cashout repayment, or in the case of a Participant who had an Accrued Benefit of zero at termination of employment, upon reemployment, the Administrator shall restore his Account to the same dollar amount as the dollar amount of such Account on the Valuation Date coinciding with or next preceding the date of the Cashout, unadjusted for any gain or losses occurring subsequent to that Valuation Date. Notwithstanding such repayment, the Administrator shall not restore a reemployed Participant's Account under the next preceding sentence if: (1) the Participant incurred a Forfeiture Break in Service; or (2) the Participant does not make restoration by the date which is five years after the first date on which the Participant is reemployed.

         (b) Time and Method of Restoration. If none of the two conditions preventing restoration of the Participant's Account applies, the Administrator shall restore the Participant's Account as of the Valuation Date coinciding with or next following the repayment. To restore the Participant's Account, the Administrator, to the extent necessary, shall allocate to the
                  Account: (1) First, the amount, if any, of Participant Forfeitures the Administrator would otherwise allocate; (2) Second, the Employer contribution for the Plan Year to the extent made under a discretionary formula. To the extent the amounts available for restoration for a particular Plan Year are insufficient to enable the Administrator to make the required restoration, the Company shall contribute, without regard to any limitations in this Plan, such additional amount as is necessary to enable the Administrator to make the required restoration. Even if amounts are available for restoration, the Company may contribute such amount as it may in its sole discretion determine to enable the Administrator to make all or any portion of the required restoration. If, for a particular Plan Year, the Administrator must restore the Account of more than one reemployed Participant, then the Administrator shall make the restoration allocation to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all reemployed participants. The Administrator shall not take into account the allocation(s) under this Section in applying the limitation on allocations under Section 11.09.

5.12 Beneficiary. A designation of a Beneficiary shall be effective only if it is set forth in a written instrument delivered to the Administrator in such form as the Administrator may prescribe. In the absence of an effective designation, the Beneficiary shall be

         (a) The Participant's spouse, if known and living; or if there is no known surviving spouse or the spouse disclaims the Accrued Benefit, then

         (b) The Participant's issue living at his death, per stirpes, or if there is no known surviving spouse and no issue living at the Participant's death, then

         (c)      The Participant's estate.

         A married Participant's Beneficiary designation shall not be valid even if executed prior to marriage, unless the Participant's spouse consents to the specific Beneficiary designation or gives a general consent, and acknowledges the effect of such consent, or unless the Participant is not married on the date of his death. However, a Participant may not change his designation without the further consent of his spouse under the terms of the preceding sentence unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right. The spouse's consent must be in writing and a notary public or the Administrator (or his representative) must witness the consent. A married Participant's Beneficiary designation does not require spousal consent if the Participant's spouse is the Participant's designated Beneficiary. If the Participant establishes to the satisfaction of the Administrator that such written consent cannot be obtained because there is no spouse or because the spouse cannot be located, the Participant's designation of a non-spouse Beneficiary shall be acceptable. The consent must be in such form as the Administrator may prescribe. Upon the filing with the Administrator of an effective designation of Beneficiary, any and all prior designations filed by that Participant shall be deemed revoked.

5.13 Uniformed Services Rights. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

                                  SECTION 6.

                              Payment of Benefits

6.01 Distributions. The Accrued Benefit payable to a former Participant or a Beneficiary shall be distributed in the form of one lump sum cash payment, unless the Participant's Accrued Benefit exceeds $5,000, in which event the Participant or the Beneficiary by written instrument delivered to the Administrator may elect to have his or her Account distributed in one of the forms of distribution listed below, as chosen by the Participant or Beneficiary.

         (a) The Trustee shall, subject to subsection (b), pay the Participant's Accrued Benefit, determined as of the Valuation Date immediately preceding the date of distribution, under one of the following methods of payment:

                  (1)      Lump sum payment in cash

                  (2) Annual, semiannual, quarterly or monthly cash installments over a fixed period of time not exceeding the life expectancy of the Participant, or the joint and last survivor expectancy of the Participant and his Beneficiary.

                  (3) Any combination of the methods described in paragraphs (1) and (2).

                  (4) An annuity payable for the Participant's life. (If the Participant elects to receive his benefits in the form of a single life annuity and is married on the date of his death or the date distributions are to commence, the benefit shall automatically be payable pursuant to paragraph (5) unless the Participant makes an election pursuant to Section
                           6.04 not to receive the annuity under paragraph (5) during the applicable election period).

                  (5) An immediate annuity for the life of the Participant with a survivor annuity for the life of his or her spouse which is 50 percent of the annuity payable during the joint lives of the Participant and his spouse (hereinafter referred to as a "Qualified Joint and Survivor Annuity"). (If the Participant's Accrued Benefit is payable in the form of a life annuity, and the Participant dies before he begins to receive payments from the Trust, the Participant's spouse shall receive an immediate annuity for the spouse's life (hereinafter referred to as a "Qualified Lone Survivor Annuity"). Notwithstanding the foregoing, the surviving spouse of a Participant who is entitled to receive a Qualified Lone Survivor Annuity may elect a lump sum payment prior to the date the annuity is purchased or distributions begin).

                  (6) A single life annuity with certain periods of 5, 10 or 15 years as selected by the Participant. (If the Participant elects to receive his benefits in the form provided in this paragraph and is married on the date of his death or the date distributions are to commence, the benefit shall automatically be payable pursuant to paragraph (5) unless the Participant makes an election pursuant to Section
                           6.04 not to receive the annuity under paragraph (5) during the applicable election period).

                  (7) A single life annuity with installment refund and survival percentages for the contingent annuitant designated by the Participant of 50% or 100%. (If the Participant elects to receive his benefits in the form provided in this paragraph and is married on the date of his death or the date distributions are to commence, the benefit shall automatically be payable pursuant to paragraph (5) unless the Participant makes an election pursuant to Section
                           6.04 not to receive the annuity under paragraph (5) during the applicable election period).

                  Any annuity to be paid under this Plan shall be paid by the purchase and distribution of a single premium, nontransferable fixed or variable annuity contract issued by an insurance company. Such annuity shall be purchased with the Participant's Account from an insurance company designated by the Administrator and shall be distributed to the Participant or his Beneficiary in full satisfaction of the benefits to which the Participant or his Beneficiary is entitled under the Plan. The amount of the annuity shall be the actuarial equivalent of the value of the Participant's Account (reduced by any taxes, commissions or other costs charged by the insurance company) being applied to the purchase, based on the insurance company's annuity factors.

         (b) Upon the Participant's death prior to the commencement of payments under subsections (a)(2) through (7) above, the Administrator shall direct the Trustee to pay the Participant's Accrued Benefit in accordance with subsection
                  (a)(1) and this subsection. The Administrator shall direct the Trustee to pay the Participant's Accrued Benefit in a lump sum to the Beneficiary within a reasonable time after the Valuation Date coinciding with or next following the Participant's death. Notwithstanding the preceding sentence, the distribution options in Sections 6.01(a)(1), (2), (3),
                  (4) and (6) shall be available to the Beneficiary, subject to the elimination of such options pursuant to Section 6.01(d). If a Beneficiary is living at the Participant's death, but such Beneficiary dies before receiving the entire amount payable to him, the remaining portion of the benefit shall be paid in a single sum to the estate of such deceased Beneficiary.

         (c) For purposes of determining the amount a Participant or Beneficiary may receive as a distribution from the Plan, a Participant's Accrued Benefit is determined as of the Valuation Date which immediately precedes the date of distribution in accordance with uniform valuation and timing procedures established by the Administrator.

         (d) Notwithstanding any other provision of the Plan, Section 6.01(a)(2) through Section 6.01(a) (7) and Section 6.04 shall not apply to any distribution occurring on or after the 90th day following the date Participants are furnished with a summary that describes the elimination of the installment and annuity provisions described in Section 6.01(a)(2) through
                  Section 6.01(a) (7) and Section 6.04.

6.02 Minimum Distribution Requirements. This Section provides for the required commencement of distributions upon certain events. In addition, this Section places limitations on the period over which distribution may be made to a Participant or Beneficiary. To the extent any other provisions of this Plan are inconsistent with this
         Section 6.02, the provisions of this Section 6.02 control.

         (a) Required Distributions Before Death The entire interest of a Participant must be distributed no later than the Participant's Required Beginning Date (as defined in Section 6.02(c)(1)). Any amounts allocated thereafter shall be distributed in a lump sum as soon as practicable after the allocation.

         (b)      Required Distributions After Death.

                  (1) If the Participant dies after he has begun receiving distributions under Section 6.02(a), the remaining portion of the Participant's Accrued Benefit shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  (2) If the Participant dies before receiving distributions under Section 6.02(a), the entire interest of the Participant must be distributed as soon as practicable after the Participant's death, provided that distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Any amounts allocated thereafter shall be distributed in a lump sum as soon as practicable after the allocation.

         (c)      Definitions.

                  (1) Required Beginning Date. The Required Beginning Date of a Participant other than a Five-Percent Owner, is the April 1 that follows the end of the calendar year in which the later of the following two events occurs: (A) the Participant attains age 70 1/2, or
                           (B) the Participant ceases to be an Employee. The Required Beginning Date of a Participant who is a Five-Percent Owner, is the April 1 that follows the end of the calendar year in which the Participant attains age 70 1/2. If a Participant is not a Five-Percent Owner for the Plan Year that ends with or within the calendar year in which the Participant attains age 70 1/2, and the Participant has not retired by the end of such calendar year, his Required Beginning Date is April 1 that follows the end of the first subsequent calendar year in which the Participant becomes a Five-Percent Owner or retires.

                  (2) Five Percent Owner. A Participant is a Five-Percent Owner for purposes of this Section if such Participant is a Five-Percent Owner as defined in
                           Section 416 of the Code at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 70 1/2. Once distributions have begun to a Five-Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a Five-Percent Owner in a subsequent year.

         (d) Latest Distribution Date. Subject to Section 5.06(d), payment of benefits under the Plan shall in no event begin later than 60 days after the close of the Plan Year in which the latest of the following events occurs: (1) The date the Participant attains age 65 (or his Normal Retirement Age, if earlier);
                  (2) The tenth anniversary of the year in which the Participant commenced participation in the Plan; or (3) The Participant's date of termination of service with the Employer.

6.03 Eligible Rollover Distributions. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. If a Participant elects a direct rollover of only a portion of an eligible rollover distribution, the Administrator may require that the amount being rolled over equals at least $500. If it is reasonable to expect (at the time of the distribution) that the total amount the Participant will receive as a distribution during the calendar year will total less than $200, the Company need not offer the Participant a direct rollover option with respect to such distribution.

         (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code (effective as of January 1, 2000); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is only an individual retirement account or individual retirement annuity.

         (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

6.04     Qualified Annuity Elections.

         (a) The Administrator shall furnish to the Participant a written explanation of: (1) the terms and conditions of the Qualified Joint and Survivor Annuity and the Qualified Lone Survivor Annuity; (2) the Participant's right to make, and the effect of, an election not to receive the Qualified Joint and Survivor Annuity or the Qualified Lone Survivor Annuity; (3) the rights of the Participant's spouse as described below; and (4) the right to make and the effect of an election pursuant to this Paragraph.

         (b) In the case of a Qualified Joint and Survivor Annuity, the written explanation shall be provided to the Participant within 90 days prior to the first date on which he is entitled to commencement of payments from the Trust. In the case of Qualified Lone Survivor Annuity, the written explanation shall be provided to the Participant in whichever of the following periods ends last: (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age
                  35. (2) The period beginning one year before and ending one year after the Employee first becomes a Participant. (3) The period beginning one year before and ending one year after the provisions of this Subsection apply to the Participant.
                  (4) A reasonable period of time after separation from service in the case of a Participant who separates from service before attaining age 35.

         (c) The Participant may elect, during the applicable election period not to receive the Qualified Joint and Survivor Annuity or Qualified Lone Survivor Annuity by execution and delivery to the Administrator of a form provided for that purpose by the Administrator. The term "applicable election period" shall mean, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the first date on which the Participant is entitled to commencement of payment from the Fund and with respect to a Qualified Lone Survivor Annuity, the period which begins on the first day of the Plan Year in which the Employee becomes a Participant and ends on his death. In the case of a married Participant no election shall be effective unless: (1) the spouse of the Participant consents in writing to the election and the consent acknowledges the effect of the election (including, if applicable, the identity of any Beneficiary other than the Participant's spouse and the alternate form of payment) and is witnessed by a notary public, or (2) it is established to the satisfaction of the Administrator that the consent required pursuant to paragraph
                  (1) may not be obtained because there is no spouse, the spouse cannot be located, the Participant has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a qualified domestic relations order provides otherwise, or of any other circumstances as permitted by regulations promulgated by the Department of the Treasury. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

         (d) Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to that spouse. If an election is made, the Participant's vested Accrued Benefit shall be paid in the alternate form of payment set forth in Section 6.01 chosen by the Participant by written instrument delivered to the Administrator. Any waiver of a Qualified Lone Survivor Annuity made prior to the first day of the Plan Year in which the Participant attains age 35 shall become invalid as of the first day of the Plan Year in which the Participant attains age 35 and a Qualified Lone Survivor Annuity shall be provided, unless a new waiver is obtained. The Participant may revoke any election not to receive payment in the form of a Qualified Joint and Survivor Annuity or Qualified Lone Survivor Annuity at any time prior to commencement of payments from the Trust, and may make a new election at any time prior to the commencement of payments from the Trust.

                                  SECTION 7.

                                Claims Procedure

7.01 Claim for Benefit. Every Participant or Beneficiary who may be entitled to payment of a benefit under this Plan and who has not already been advised by the Administrator of his right to receive such benefit may submit a written claim to the Administrator on such a form provided for that purpose. No Participant or Beneficiary shall have any right to commence any legal or equitable action against the Plan or any fiduciary of the Plan more than 90 days after exhaustion of their rights under the Plan's claims procedure. All levels of the Plan's claims procedure must be exhausted before a Participant or

         Beneficiary can bring an action at law or equity against the Plan or a fiduciary of the Plan.

7.02 Decision on Claim. The Administrator shall designate one or more individuals to serve as the "Claims Examiner" to consider all claims. The Claims Examiner may require from a Participant or Beneficiary who submits a claim (a "Claimant") such other information as the Claims Examiner deems pertinent to the determination and payment of Plan benefits. If a claim is denied, in whole or in part, the Claims Examiner shall notify the Claimant in writing of the denial. The written notice shall contain, in a manner calculated to be understood by the Claimant:

         (a)      The specific reason or reasons for the denial;

         (b) Specific reference to the provisions of the Plan on which the denial is based;

         (c) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d)      An explanation of how the denial may be appealed.

7.03 Review Procedure. A Claimant may appeal a decision of the Claims Examiner to the Administrator. The request for a review must be made in writing and must be delivered to the Administrator. In connection with such an appeal a Claimant may review pertinent Plan documents and submit issues and comments in writing to the Administrator. The Administrator shall review all relevant material, may in its sole discretion hold a hearing, and shall render a decision regarding the claim. The Administrator's decision shall be in writing, shall state specific reasons for its decision, and shall include specific references to the pertinent Plan provisions on which the decision is based.

7.04 Time Periods. The Administrator may establish reasonable time periods within which actions must be taken under the claims procedure set forth in this Section 7. The claims procedure set forth in this
         Section 7 (including any time periods that are established) shall be administered in accordance with applicable regulations adopted and issued by the Department of Labor.

                                  SECTION 8.

                                 Administration

8.01 Administrative Committee. The Primary Sponsor may appoint a committee, which shall be known as the "Administrative Committee" to carry out the Administrator's responsibilities under this Plan document. If an Administrative Committee is appointed, the term "Administrator" as used in this Plan means the Administrative Committee. If the Primary Sponsor does not appoint an Administrative Committee, the Primary Sponsor shall be the Administrator and the Administrative Committee for all purposes. Unless the Administrative Committee and the Primary Sponsor agree otherwise, the Primary Sponsor shall act as the plan administrator for the purpose of satisfying any requirement now or subsequently imposed by Federal or state legislation to report or disclose to any Federal or state department or agency any information concerning the Plan, and any cost or expense incurred in satisfying such reporting or disclosure requirements shall be deemed a reasonable expense of administering the Plan and may be paid from the Fund. The Administrative Committee shall consist of the number of persons as may be fixed by the Primary Sponsor from time to time. These persons may but need not be Participants. The members of the Administrative Committee may be removed by the Primary Sponsor at any time, with or without cause. Any member of the Administrative Committee may resign at any time by delivering a written resignation to the President or the Secretary of the Primary Sponsor. Any vacancy in the membership of the Administrative Committee, however arising, shall be filled by the Primary Sponsor. The Administrative Committee may act only by the unanimous vote of its members at a meeting or by a writing signed by each of its members without a meeting. The Administrative Committee may authorize one or more of its members to execute on its behalf any notices, directions, certificates, consents or other documents. The Trustee, and any other person or organization, upon written notice of such authorization, shall accept and rely upon such authorization until given a written notice that the authorization has been revoked or changed by the Administrative Committee. A member of the Administrative Committee who is also a Participant shall not vote or act upon any matter affecting solely any of his benefits under the Plan. The Administrative Committee may adopt and amend from time to time rules and regulations for the conduct of its affairs. The members of the Administrative Committee shall serve without compensation for their services as such members.

8.02 Powers and Duties. The Administrator shall have complete control of the administration of the Plan, with all powers necessary to enable it properly to carry out its duties in this respect. Without limiting the generality of the foregoing, the Administrator shall have discretionary power to

         (a) Conclusively and finally determine, but only in accordance with the Plan, the eligibility of Employees to participate in the Plan and the eligibility of Participants and Beneficiaries to receive benefits under the Plan;

         (b) Adopt and amend from time to time policies, rules and regulations for the administration of the Plan;

         (c) Interpret and construe the Plan and Trust Agreement, and the Administrator's interpretation and construction thereof in good faith shall be conclusive, except that its interpretation and construction shall not be conclusive as to the Trustee if its interpretation and construction places upon the Trustee liabilities and duties more onerous than those that would be placed upon the Trustee under the interpretation and construction contended for by the Trustee;

         (d) Correct any defect or supply any omission or reconcile any inconsistency in the Plan in such manner and to such extent as the Administrator shall in its sole discretion deem desirable to carry the same into effect; and

         (e) Establish the acceptable forms of beneficiary designation for death benefits and of any consent, election, notice or waiver to be given by a Participant, spouse or Beneficiary.

8.03 Officers and Agents. The Administrator may appoint such officers, consultants, accountants, attorneys and representatives as it may deem advisable. Unless paid by the Company, the Administrator shall direct the Trustee to pay from the Fund (including segregated Accounts) the fees and expenses of such consultants, accountants, attorneys and representatives and any other expenses incurred by the Administrator in the administration of the Plan.

8.04 Reliance Upon Reports. The Administrator and its officers, directors and members, if any, shall be entitled to rely upon (a) all valuations, certificates and reports made by any consultant or accountant selected by the Administrator, (b) all opinions given by any legal counsel selected by the Administrator, (c) all reports furnished by the Trustee, and (d) all information furnished by any Employer.

                                  SECTION 9.

                             Trust Fund and Trustee

9.01 Trust Agreement. The Trust Agreement shall be a part of this Plan as if set forth in this instrument. Subject to Section 4.03, the Trustee shall manage the Fund.

9.02 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment Committee.

9.03 Expenses and Compensation. No person performing any duties for the Plan who already receives full-time pay from the Employer or from an employee organization whose members are participants in the Plan shall receive compensation from the Plan, except reimbursement of expenses properly and actually incurred. Unless paid by the Company, or from Forfeitures pursuant to Section 3.04, all reasonable expenses relating to administration of the Plan (including the Trustee's compensation) shall be paid from the Fund (including Individual Funds). The Company may from time to time pay on behalf of the Trust such expenses and compensation as the Company may in its discretion determine.

                                  SECTION 10.

                                Top Heavy Rules

10.01    Definitions. For purposes of applying the provisions of Section 10:

         (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee and the beneficiaries of such Employee who, at any time during the Plan Year which includes the Determination Date or during the preceding four Plan Years, is (1) an officer of the Employer and such individual's Compensation exceeds 50 percent of the dollar limitation under section 415(b)(1)(A) of the Code, (2) one of the Employees owning the ten largest interests in the Employer who has Compensation exceeding 100 percent of the dollar limitation under section 415(c)(l)(A) of the Code, (3) a more than five percent owner of the Employer, or (4) a more than one percent owner of the Employer who has Compensation during the Plan Year of more than $150,000. The constructive ownership rules of section 318 of the Code (or the principles of that section, in the case of any unincorporated Employer), will apply to determine ownership in the Employer. The determination of who is a Key Employee shall be made in accordance with section 416(i) of the Code and the regulations under that Code section.

         (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

         (c) "Compensation" for purposes of this Section 10 shall have the meaning set forth in Section 1.14, but without regard to
                  Section 1.14(a)(2) and Section 1.14(a)(3). Compensation shall be limited by section 401(a)(17) of the Code.

         (d) "Required Aggregation Group" means: (1) Each qualified plan of the Employer (whether or not terminated) in which at least one Key Employee participates at any time during the five Plan Year period ending on the Determination Date; and (2) Any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of section 401(a)(4) of the Code or section 410 of the Code.

         (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code section 401(a)(4) and Code section 410. The Administrator shall determine which plan to take into account in determining the Permissive Aggregation Group.

         (f) "Employer" means all the members of a controlled group of corporations (as defined in Code section 414(b)), of a commonly controlled group of trades or businesses (whether or not incorporated) (as defined in Code section 414(c)), or an affiliated service group (as defined in Code section 414(m)), of which the Company is a part.

         (g) "Determination Date" for any Plan Year is the Anniversary Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Anniversary Date of that Plan Year.

10.02    Determination of Top Heavy Status.

         (a) The Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60 percent. The top heavy ratio is a fraction, the numerator of which is the Sum of the Account balances of all Key Employees as of the Determination Date, the contributions due as of the Determination Date, and distributions made within the five Plan Year period ending on the Determination Date, and the denominator of which is a similar sum determined for all Employees. The Administrator shall calculate the top heavy ratio without regard to the Account balances attributable to deductible voluntary Employee contributions, and without regard to the Account balance of any Non-Key Employee who was formerly a Key Employee. The Administrator shall calculate the top heavy ratio by disregarding the Account balance (including distributions, if any, of the Account) of an individual who has not received credit for at least one Hour of Service during the five Plan Year period ending on the Determination Date. The Administrator shall calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code Section.

         (b) If the Employer maintains other qualified plans (including a simplified employee pension plan) this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds 60 percent. The Administrator shall calculate the top heavy ratio in the same manner as required by the subsection (a) of this Section 10.02, taking into account all plans within the aggregation group. The Administrator shall calculate the present value of accrued benefits and the other amounts the Administrator must take into account under simplified employee pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations under that Code section. The Administrator shall calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

10.03 Minimum Employer Contribution. If this Plan is top heavy, the Company guarantees a minimum contribution of the lesser of (a) three percent of Compensation for the Plan Year for each Non-Key Employee who is a Participant employed by the Employer on the Anniversary Date of the Plan Year, without regard to Hours of Service completed, or (b) if the contribution rate for the Key Employee with the highest contribution rate is less than three percent, the guaranteed minimum contribution for Non-Key Employees shall equal the highest contribution rate received by a Key Employee. Such minimum contribution shall take priority over the allocation provisions of Section 4.03. The Plan satisfies the guaranteed minimum contribution for the Non-Key Employee if the Non-Key Employee's contribution rate is at least equal to the minimum contribution. For purposes of this Section, a Non-Key Employee Participant includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because his Compensation does not exceed a specific level. The contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and Forfeitures, if any, allocated to the Participant's Account for the Plan Year divided by his Compensation for the Plan Year. To determine the contribution rate, the Administrator shall consider all qualified defined contribution plans maintained by the Employer as a single plan. Subject to the next sentence, if the Employer maintains another defined contribution plan, then the Participant shall receive the minimum top heavy allocation under this Plan, except that the minimum required under this Plan shall not, when combined with any allocation provided under the other plan, exceed the amount required by the first sentence of this Section 10.03. Elective contributions under a Code Section 401(k) arrangement and employer matching contributions allocated on the basis of those elective contributions shall not be counted in the calculation of a Non-Key Employee's contribution rate, but shall be counted in the calculation of a Key Employee's contribution rate. Notwithstanding any other provision of this Section 10.03, if a Participant participates both in this Plan and a defined benefit plan sponsored by the Employer, then that Participant shall receive the minimum benefit under the defined plan rather than under this Section 10.03.

10.04 Vesting Table. For any Plan Year for which the Plan is top heavy, the Administrator shall calculate the Nonforfeitable percentage of a Participant's Account derived from Employer contributions under the following table rather than in accordance with Section 5.05.

                  Years of Service          Nonforfeitable Percentage
                  ----------------          -------------------------

                    Fewer than 3                         0
                     3 or more                         100

         The above table shall not apply to the Account of any Participant who does not have an Hour of Service after the Plan becomes top heavy. A shift to the above table shall be effective on the first day of the Plan Year for which the Plan becomes top heavy. If in any Plan Year after the Plan becomes top heavy, the Plan ceases to be top heavy, the Administrator may, in its sole discretion, elect to (a) continue to apply the table in this Section 10.04, or (b) revert to the table in
         Section 5.05. Any shift between the above table and the table in
         Section 5.05 (whether shifting to the above table or reverting to the table in Section 5.05) Shall be deemed an amendment to the vesting schedule, and Section 10.05 shall apply. This Section 10.04 shall not be applicable if vesting under the table in Section 5.05 is at least as rapid as under the table in this Section 10.04.

10.05 Amendment to Vesting Schedule. Although the Company reserves the right to amend the above table for the calculation of the Nonforfeitable percentage of Participant's Account at any time, the Administrator shall not apply any amended table to reduce the Nonforfeitable percentage of any Participant's Account (determined as of the later of the date the Company adopts the amendment or the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan with regard to the amendment. If the table for the calculation of the Nonforfeitable percentage of the Account is amended in any way that directly or indirectly affects the computation of a Participant's Nonforfeitable percentage or if this Section 10.5 applies pursuant to Section 10.04, then each Participant with at least three Years of Service may elect to have the Nonforfeitable percentage of his Account computed under the Plan without regard to the amendment. The Participant must file his written election with the Administrator within 60 days of the latest of (a) the Company's adoption of the amendment; (b) the effective date of the amendment; or (c) the Participant's receipt of a copy of the amendment.


                                  SECTION 11.

                                  Miscellaneous

11.01 Nondiversion. Except as provided in Section 11.02 it shall be impossible, at any time, for any part of the Trust to revert to the Employer or to be used for, or diverted to, purposes other than for the exclusive benefit of Employees and Beneficiaries.

11.02 Return of Company Contributions. Contributions shall be returned to the Company only in accordance with Section 11.09 or subsections (a), (b) or (c) below:

         (a) If a contribution is made by the Company by a mistake of fact, the contribution shall, at the Company's request, be returned to the Company within one year after payment of the contribution.

         (b) The Company's contributions are conditioned upon the initial qualification of the Plan and if the Plan receives an adverse determination with respect to its initial determination, then such contributions shall, at the Company's request, be returned to the Company within one year after the date of denial of qualification of the Plan, provided that the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) The Company's contributions are conditioned upon the deductibility of the contributions under section 404 of the Code, and to the extent the deduction is disallowed, such contributions (to the extent disallowed) shall, at the Company's request, be returned to the Company within one year after the disallowance of the deduction.

         (d) The maximum that may be returned to the Company under subsection (a) or (c) is the excess of (1) the amount contributed, over, as relevant, (2) (i) the amount that would have been contributed had no mistake of fact occurred, or (ii) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance. Earnings attributable to the excess may not be returned to the Company, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been in the Account had mistaken or nondeductible amount not been contributed, then the amount to be returned to the Company shall be limited so as to avoid such reduction. In the case of a reversion due to initial disqualification of the Plan, the entire assets of the Plan attributable to Company contributions shall be returned to the Company. A reversion authorized under this Section
                  11.02 shall be paid even if a resulting adjustment is made to the Account of a Participant that is partly or entirely Nonforfeitable. References in this Section 11.02 to Company Contributions include Matching and Prior Company contributions.

11.03    Nonassignability.

         (a) Subject to (b) and (c), the benefit or interest under the Plan and Trust of any person shall not be assignable or alienable by that person and shall not be subject to alienation by operation of law or legal process. The preceding sentence shall apply to the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code.

         (b) This plan specifically permits a distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 11.03 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

         (c) The first sentence of subsection (a) shall not apply to any offset of a Participant's benefits provided under the Plan against an amount that the Participant is ordered or required to pay to the Plan if (1) the order or requirement to pay arises (A) under a judgment of conviction for a crime involving the Plan, (B) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle I of ERISA, or (C) pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person; (2) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or a part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan;
                  (3) in a case in which the survivor annuity requirement of Code Section 401(a)(11) apply with respect to distributions from the Plan to the Participant, if the Participant has a spouse at the time at which the offset is to be made, (I) either such spouse has consented in writing to such offset and such consent is witnessed by a notary public or representative of the Plan (or it is established to the satisfaction of a plan representative that such consent may not be obtained by reason of circumstances described in Code Section 417(a)(2)(B)), or an election to waive the right of the spouse to either a qualified joint and survivor annuity or a qualified preretirement survivor annuity is in effect in accordance with the requirements of Section 417(a), (II) such spouse is ordered or required in such judgment, or, decree, order, settlement to pay an amount to the Plan in connection with a violation of part 4 of such subtitle, or (III) in such judgment, order, decree, or settlement, such spouse retains the right to receive the survivor annuity under a qualified joint and survivor annuity provided pursuant to Section 401(a)(11)(A)(i) and under a qualified preretirement survivor annuity provided pursuant to Section 401(a)(11)(A)(ii), determined in accordance with subparagraph (D) of Section 401(a)(13). This subsection (c) shall apply notwithstanding any other provision of the Plan.

11.04 Certificates Concerning Board Action. Any action by the Company's Board of Directors may be evidenced by a resolution of the Board of Directors, certified to the Administrator or to the Trustee by the Secretary of the Company. The Administrator and the Trustee shall act, and shall be fully protected in acting, in accordance with documents certified in the manner set forth above.

11.05 Construction. The validity, interpretation, construction and administration of the Plan shall be governed by the laws of Kentucky, except to the extent preempted by Federal law. The masculine gender, wherever used in this Plan, shall include the feminine. The singular shall include the plural, and the plural the singular, wherever appropriate for the proper interpretation of this Plan. The headings in this Plan appear solely for ease of reference and shall not be considered in the interpretation or construction of this Plan. The Company intends that this Plan shall be qualified under Code section 401(a), that the Plan shall be an employee stock ownership plan under Code Section 4975(e)(7) and ERISA Section 407(d)(6), and that the related trust shall be exempt under Code section 501(a); and the Plan and related trust shall be interpreted in accordance with the applicable requirements of the Code, ERISA and the regulations thereunder.

11.06 Indemnity of Employees. Either directly or through insurance coverage or through some combination of these methods the Company shall indemnify and hold harmless its employees, officers and directors and the members of the Administrative Committee, if any, against all claims, damages and liabilities, in respect of any claim or liability which may be asserted against any of them because of any act or omission in the administration of the Plan or the Trust or in their capacity as Trustees, except in case of any fraud or willful wrongdoing by the person seeking to be indemnified and held harmless. If any liability is asserted against an indemnitee with respect to which the indemnitee is entitled to indemnity under this section, the indemnitee shall give the Company prompt written notice of the assertion of the liability. The Company shall then take charge of the disposition of the asserted liability, including compromise or the conduct of litigation, at the Company's expense, including counsel fees. The indemnitee may at the indemnitee's own expense retain his own counsel and share in the conduct of any such litigation, but any failure by the indemnitee to do so shall not adversely affect the indemnitee's right to indemnity under this Section.

11.07 Merger. If this Plan is merged or consolidated with any other employee benefit plan or if the assets or liabilities under this Plan are transferred to any other employee benefit plan, each Participant under the Plan must receive a benefit after such merger, consolidation or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer, the amount of such benefits before and after such merger, consolidation or transfer to be determined as if the Plan and such other employee benefit plan were then terminated.

11.08 Internal Revenue Code. Any reference in this Plan to any provision of the Internal Revenue Code of 1986, as amended, shall also be read as a reference to the corresponding provision, if any, of any subsequent Federal legislation.

11.09 Annual Additions. This Section 11.09 provides limitations on the amount a Participant may receive as an allocation under the Plan for a Limitation Year. The limitation on allocations (the "Annual Additions Limitation") applies in the aggregate to all plans maintained by the Employer.

         (a) Annual Additions Limitation. If the Participant does not participate in, and has never participated in another qualified retirement plan, a welfare benefit fund (as defined under Code ss.415(1)(2)), or a simplified employee pension (as defined under Code ss.408(k)) maintained by the Employer, then the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If a Company contribution that would otherwise be contributed or allocated to a Participant's Account will cause that Participant's Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount to be contributed or allocated to such Participant shall be reduced so that the Annual Additions allocated to such Participant's Account for the Limitation Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in (b) below, the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in (b). Prior to determining the Participant's actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Total Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as administratively feasible after the end of the Limitation Year, the Employer shall determine the Maximum Permissible Amount for the Limitation Year on the basis of the Participant's actual Total Compensation for the Limitation Year.

         (b) Disposition of Excess Amount. If, as a result of the use of estimated Total Compensation, the allocation of forfeitures, or other reasonable error in applying the Annual Additions Limitation, an Excess Amount arises, the excess shall be disposed of as follows:

                  (1) Any nondeductible voluntary contributions (plus attributable earnings), to the extent such contributions would reduce the Excess Amount, shall be returned to the Participant.

                  (2) If, after the application of paragraph (1), an Excess Amount still exists, any Section 401(k) Deferrals (plus attributable earnings), to the extent such deferrals would reduce the Excess Amount, shall be distributed to the Participant. The Employer may elect not to apply this paragraph (2) if the ADP Test has already been performed and the distribution of Section

                           401(k) Deferrals to correct the Excess Amount will cause the ADP Test to fail or will change the amount of corrective distributions. If Company matching contributions were allocated on Section 401(k) Deferrals for the Limitation Year, the Section 401(k) Deferrals shall be distributed only to the extent the
                           Section 401(k) Deferrals, plus Company matching contributions allocated with respect to such Section 401(k) Deferrals, reduce the Excess Amount. Any Company matching contributions identified under this Section (2) shall be treated as an Excess Amount correctable under paragraphs (3), (4) and (5) below.

                  (3) If after the application of paragraph (2), an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account shall be used to reduce Company contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                  (4) If, after the application of paragraph (3), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount shall be allocated to a suspense account. The suspense account shall be applied to reduce future Company contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Years if necessary.

                  (5) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it shall not participate in the allocation of investment gains and losses, unless otherwise provided in uniform valuation procedures established by the Plan Administrator. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated to Participants' Accounts before any Company contributions may be made to the Plan for that Limitation Year. Subject to paragraph (1), Excess Amounts may not be distributed to Participants or former Participants.

         (c) Annual Additions Limitation - Participation in Another Plan. This subsection (c) applies if, in addition to this Plan, the Participant receives an Annual Addition during any Limitation year from another defined contribution plan maintained by the Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer that provides an Annual Addition. This Plan's Annual Addition Limitation. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under any other defined contribution plan, welfare benefit fund, individual medical account, or simplified employee pension maintained by the Employer for the same Limitation Year. If the Annual Additions with respect to the Participant under any other defined contribution plan, welfare benefit fund, individual medical account, or simplified employee pension maintained by the Employer are less than the Maximum Permissible Amount and the Annual Additions that would otherwise be contributed or allocated to the Participant's Account under this Plan would exceed the Annual Additions Limitation for the Limitation Year, the amount contributed or allocated shall be reduced so that the Annual Additions under all such Plans and funds for the Limitations Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in subsection (b), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in subsection (b). If the Annual Additions with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount shall be contributed or allocated to the Participant's Account under this Plan for the Limitation Year. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in subsection (b), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in subsection (b). Prior to determining the Participant's actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in subsection
                  (b). As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Total Compensation for the Limitation Year. If, as a result of the use of estimated Total Compensation, an allocation of Forfeitures, or other reasonable error in applying the Annual Additions Limitation, a Participant's Annual Additions under this Plan and such other plans or funds would result in an Excess Amount for a Limitation Year, the Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension shall be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date. If an Excess Amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, such Excess Amount shall be attributed to the following types of plan(s) in the order listed, until the entire Excess Amount is allocated.

                  (1) First, to any cash or deferred arrangement(s) (401(k) plan(s)) maintained by the Employer.

                  (2) Then, to any profit sharing plan(s) maintained by the Employer.

                  (3) Then, to any money purchase plan(s) maintained by the Employer.

                  (4) Finally, to any target benefit plan(s) maintained by the Employer.

                  If an amount is allocated to the same type of Plan on the same allocation date, the Excess Amount attributed to this Plan is the product of: (A) the total Excess Amount allocated as of such date, times (B) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other Defined Contribution Plans. Disposition of Excess Amounts. Any Excess Amount attributed to this Plan shall be disposed in the manner described in subsection (b).

         (d) Definitions. For purposes of this Section 11.09, the following terms shall have the following meanings:

                  (1) "ADP Test" means actual deferral percentage nondiscrimination test that applies to Section 401(k) Deferrals pursuant to Code Section 401(k)((3).

                  (2)      (A)      "Annual Additions" means the sum of the
                           following amounts credited to a Participant's Account for the Limitation Year: (i) The lesser of Company contributions or the fair market value of the Financed Shares released as a result of the contributions; (ii) Employee nondeductible Employee contributions and Section 401(k) Deferrals; (iii) Forfeitures; (iv) amounts allocated to an individual medical account (as defined in Code ss.415(1)(2)), which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan; and (v) allocations under a simplified employee pension (as defined in Code ss.408(k)). For this purpose, any Excess Amount applied under subsection (b) in the Limitation Year to reduce Company contributions shall be considered Annual Additions for such Limitation Year. If shares of Company Stock are sold out of the Acquisition Loan suspense account, the gain on the sale shall be treated as earnings, not Annual Additions, and shall be allocated as such.

                           (B) The term "Annual Additions" shall not include any Company contributions applied to pay interest on an Acquisition Loan, or any Financed Shares which are allocated as Forfeitures; provided however, this sentence shall not apply in a Limitation Year for which more than one-third of the Company contributions, which are deductible under Code Section 404(a)(9), are allocated to the Accounts of Highly Compensated Employees. Amounts allocable to Highly Compensated Employees shall be reduced pro rata based on Compensation to the extent necessary to prevent the allocations to Highly Compensated Employees from exceeding one-third of the Company contributions deductible under Code Section 404(a)(9) and such reduced amounts shall be allocated among the Nonhighly Compensated Employees who are Active Participants in accordance with Section 4.03.

                  (3) "Defined Contribution Dollar Limitation: means $30,000, as adjusted under Code ss.415(d).

                  (4) "Employer" shall have the meaning forth is Section 1.16, except that the references to Code Sections 414(b) and 414(c) shall be modified as provided in Code Section 415(h).

                  (5) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                  (6) "Limitation Year" means the 12 consecutive month period ending on the Anniversary Date. All qualified retirement plans under Code ss.401(a) maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

                  (7) "Maximum Permissible Amount" means the amount determined under (a), subject to (b).

         (e) "Maximum Permissible Amount" means the maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of: (A) the Defined Contribution Dollar Limitation, or (B) 25 percent of the Participant's Total Compensation for the Limitation Year. The Total Compensation limitation referred to in (B) shall not apply to any contribution for medical benefits (within the meaning of Code ss.401(h) or ss.419A(f)(2)) which is otherwise treated as an Annual Addition under Code ss.415(1)(1) or ss.419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount shall not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                          Number of months in the short Limitation Year
                                                12

         (f) The annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of: (1) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or (2) 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year. The compensation limit referred to in (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition. This subsection (b) is intended as good faith compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and is to be construed in accordance with EGTRRA and guidance issued thereunder. This subsection shall be effective for limitation years beginning after December 31, 2001, and this subsection shall supersede the provisions of the Plan to the extent those provisions are inconsistent with this subsection.

                  (1) "Section 401(k) Deferrals" means amounts contributed to a defined contribution plan by the Company at the election of a Participant, in lieu of cash compensation, which are not included in the Employee's gross income by reason of Code Section 125.

                  (2) "Total Compensation: means the amount of compensation as defined under Section 1.14(a), but without regard to Sections 1.14(a)(1), (2) and (3), except that for Limitation Years beginning on and after January 1, 1998, Total Compensation shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4) or ss.457. However, the Employer may include in Total Compensation for a Limitation Year amounts earned but not paid in the Limitation Year because of the timing of pay periods and pay days, but only if these amounts are paid during the first few weeks of the next Limitation Year, such amounts are included on a uniform and consistent basis with respect to all similarly-situated Employees, and no amounts are included in Total Compensation in more than one Limitation Year. The Employer need not make any formal election to include accrued Total Compensation described in the preceding sentence. Total Compensation does not include any imputed compensation for the period a Participant is disabled.

         (g) Participation in a Defined Benefit Plan. This subsection (e) shall not apply for Limitation Years beginning on and after January 1, 2000, except as applied in operation during the applicable remedial amendment period in accordance with the terms of the Plan in effect before the adoption of this document. Subject to the preceding sentence, if the Company maintains, or at any time maintained, a defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed 1.0 in any Limitation Year. If, in any Limitation Year, the sum of the Defined Benefit Plan fraction and the Defined Contribution Plan fraction will exceed 1.0, the rate of benefit accruals under the Defined Benefit Plan shall be reduced so that the sum of the fractions equals 1.0. For purposes of this subsection (e), the following terms shall have the following meanings:

                  (1) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefit under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code ss.ss.415(b) and (d) or 140 percent of the Participant's Highest Average Compensation, including any adjustments under Code ss.415(b). Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code ss.415 for all Limitation Years beginning before January 1, 1987.

                  (2) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nonelective employee contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, individual medical accounts, and simplified employee plans maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amount for the current and all prior Limitation Years during which the Participant performed service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer during such years).
                           The maximum aggregate amount in any Limitation Year is the lesser of: (A) 125 percent of the Defined Contribution Dollar Limitation in effect under Code ss.415(c)(l)(A) for such Limitation Year or (B) 35 percent of the Participant's Total Compensation for such Limitation Year. If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code ss.415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Additions for any Limitation Years beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as Annual Additions.

                  (3) "Highest Average Compensation" means the average Total Compensation for the three consecutive years of service with the Employer that produces the highest average.

                  (4) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming: (A) the Participant shall continue employment until normal retirement age under the Plan (or current age, if later), and (B) the Participant's Total Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan shall remain constant for all future Limitation Years.

11.10 Status of Participants. Neither the establishment or any amendment of the Plan, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, the Administrator or the Trustee except as expressly provided herein, and in no event shall the terms of employment of any Employee or Participant be modified or in any way be affected hereby except as expressly provided herein.

11.11 Incapacitated Recipient. If the Administrator finds that any Participant or any Beneficiary entitled to receive a payment under this Plan is unable to care for his affairs because of illness, injury or minority, any such payment may, at the Administrator's direction, be made for his benefit to the spouse, child, brothers, sisters, parents or the person having custody of such Participant or such Beneficiary, unless a prior claim shall have been made by a duly appointed guardian or other legal representative.

11.12 Discretionary Acts. Any discretionary acts to be taken, or policies to be adopted, under the terms and provisions of this Plan and Trust Agreement by the Administrator or the Trustee shall be uniform in their nature and application to all those similarly situated.

11.13 Notices to Administrator. The Company shall notify the Administrator of the occurrence of any event of which the Company has knowledge that would make any Participant or any Beneficiary eligible for any benefit under the Plan.

11.14    Unclaimed Account Procedure.

         (a) The Plan does not require either the Trustee or the Administrator to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Administrator, by certified mail addressed to his last known address of record with the Administrator or the Employer, shall notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Administrator within six months from the date of mailing of the notice, the Administrator shall thereafter treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as a Forfeiture, which shall be reallocated in accordance with
                  Section 3.04 for the Plan Year in which the Forfeiture occurs. A Forfeiture under this Section shall occur when the Administrator determines that the Participant or Beneficiary cannot be located.

         (b) If a Participant or Beneficiary who has incurred a Forfeiture of his Accrued Benefit under this Section makes a claim, at any time, for his forfeited Accrued Benefit, the Administrator shall restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Administrator shall make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of forfeitures the Administrator otherwise would allocate for the Plan Year, and then from the amount or additional amount, the Employer shall contribute to enable the Administrator to make the required restoration. The Administrator shall direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than sixty days after the close of the Plan Year in which the Administrator restores the forfeited Accrued Benefit. The forfeiture provisions of this Section shall apply solely to the

                  Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.

11.15 Use of IRS Compliance Programs. Nothing in this Plan document should be construed to limit the availability of the IRS' comprehensive system of voluntary correction programs, including the Self-Correction Program, the Voluntary Correction Program and the Audit Closing Agreement Program. The Administrator or an Employer may take whatever corrective actions are permitted under the IRS Employee Plans Compliance Resolution System, or successor program, as is deemed appropriate by the Administrator or Employer.

11.16 Use of Electronic Media. The Administrator may use telephonic or electronic media to satisfy any notice requirements required by this Plan, to the extent permissible under regulations (or other generally applicable guidance). In addition, a Participant's consent to immediate distribution, as required by Section 5, may be provided through telephonic or electronic means, to the extent permissible under regulations (or other generally applicable guidance). The Administrator also may use telephonic or electronic media to conduct plan transactions such as enrolling participants, making (and changing) salary reduction elections, electing (and changing) investment allocations, applying for Plan loans, and other transactions, to the extent permissible under regulations (or other generally applicable guidance).


                                  SECTION 12.

                           Fiduciary Responsibilities

12.01 Named Fiduciaries. The control, management and administration of the Plan and the control, management and disposition of the Fund shall be controlled by the following fiduciaries (individually a "Named Fiduciary" and collectively the "Named Fiduciaries"): The Company, the Administrator, the Trustee, the Administrative Committee, and the Investment Committee, if any.

12.02 Powers and Responsibilities. Each Named Fiduciary shall have only such powers and responsibilities as are expressed in the Plan. Any power or responsibility for the control, management or administration of the Plan or Fund which is not expressly allocated to a Named Fiduciary shall be deemed allocated to the Administrator. Each Named Fiduciary shall have no responsibility to inquire into the accounts and omissions of any other Named Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Named Fiduciary by the Plan. This provision is intended to allocate to each Named Fiduciary the individual responsibility for the prudent execution of the functions assigned to that Named Fiduciary, and none of such responsibilities or any other responsibility shall be shared by two or more Named Fiduciaries unless such sharing shall be provided for by a specific provision of the Plan or the Trust. If one Named

         Fiduciary is required by the Plan to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility.

12.03 Allocation of Responsibilities. Any Named Fiduciaries may by agreement among themselves allocate to one or more other Named Fiduciaries any responsibility or duty assigned to a Named Fiduciary by the Plan; provided, however, that any agreement respecting such allocation shall be in writing and shall be filed by the Administrator with the records of the Plan. No such agreement shall be effective as to any Named Fiduciary which is not a party to the agreement until such Named Fiduciary has received written notice of the agreement from the Named Fiduciaries who are parties to the agreement. Any Named Fiduciary may, by written instrument filed by the Administrator with the records of the Plan, designate a person who is not a Named Fiduciary to carry out any of the Named Fiduciary's responsibilities under the Plan; provided, however, that no such designation shall be effective as to any other Named Fiduciary until such other Named Fiduciary has received notice of that designation.

12.04 Employees. Any Named Fiduciary or a person designated by a Named Fiduciary to perform any responsibility of the Named Fiduciary pursuant to the procedure described in Section 12.03 may employ one or more persons to render advice with respect to any responsibility such Named Fiduciary has under the Plan or such person has because of such designation.

12.05 Funding Policy. The Administrator annually shall determine anticipated liquidity requirements to meet projected benefit payments for the following Plan Year and, if any adjustment from previous annual liquidity requirements is appropriate, notice of the adjusted requirement shall be communicated as soon as possible to the Trustee in writing so that Fund investment policies may be appropriately coordinated with Plan needs. If no notice is delivered to the Trustee by the first day of any Plan Year, the Trustee may assume without further inquiry that the liquidity requirements for such Plan Year remain the same as requirements for the preceding Year.


                                  SECTION 13.

                         Nondiscrimination Testing Rules

13.01    Limitation on the Amount of Elective Deferrals.

         (a) In general. A Participant's total Elective Deferrals under this Plan, or any other qualified plan of the Employer, for any calendar year may not exceed the lesser of (1) 16 percent of Compensation; (2) the dollar limitation under Code ss.402(g) in effect at the beginning of the calendar year; or (3) the amount permitted under the Annual Additions Limitation described in Section 11.09.

         (b) Correction of Code ss.402(g) Violation. A Participant may not make Elective Deferrals that exceed the dollar limitation under Code ss.402(g). The dollar limitation under Code ss.402(g) applicable to a Participant's Elective Deferrals under this Plan is reduced by any Elective Deferrals the Participant makes under any other plan maintained by the Employer. If a Participant makes Elective Deferrals that exceed the Code ss.402(g) limit, the Employer may correct the Code ss.402(g) violation in the following manner.

                  (1) Suspension of Elective Deferrals. The Employer may suspend a Participant's Elective Deferrals under the Plan for the remainder of the calendar year when the Participant's Elective Deferrals under this Plan, in combination with any Elective Deferrals the Participant makes during the calendar year under any other plan maintained by the Employer, equal or exceed the dollar limitation under Code ss.402(g).

                  (2) Distribution of Excess Deferrals. If a Participant makes Elective Deferrals under this Plan during a calendar year which exceed the dollar limitation under Code ss.402(g), the Participant will receive a corrective distribution from the Plan of the Excess Deferrals (plus allocable income) no later than April 15 of the following calendar year. The amount which must be distributed as a correction of Excess Deferrals for a calendar year equals the amount of Elective Deferrals the Participant contributes in excess of the dollar limitation under Code ss.402(g) during the calendar year to this Plan, and any other plan maintained by the Employer, reduced by any corrective distribution of Excess Deferrals the Participant receives during the calendar year from this Plan or other plan(s) maintained by the Employer.

                           (A) Allocable gain or loss. A corrective distribution of Excess Deferrals must include any allocable gain or loss for the calendar year in which the Excess Deferrals are made. For this purpose, allocable gain or loss on Excess Deferrals may be determined in any reasonable manner, provided the manner used to determine allocable gain or loss is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (B) Coordination with other provisions. A corrective distribution of Excess Deferrals made by April 15 of the following calendar year may be made without consent of the Participant or the Participant's spouse, and without regard to any other distribution restrictions. A corrective distribution of Excess Deferrals made by the appropriate April 15 also is not treated as a distribution for purposes of applying the required minimum distribution rules under Section 6.02. Excess Deferrals shall not be treated as Annual Additions under Section 11.09 if the Excess Deferrals are distributed not later than the first April 15 following the close of the Participant's taxable year for which the Excess Deferrals are made.

                           (C) Coordination with corrective distribution of Excess Contributions. If a Participant for whom a corrective distribution of Excess Deferrals is being made received a previous corrective distribution of Excess Contributions to correct the ADP Test for the Plan Year beginning with or within the calendar year for which the Participant made the Excess Deferrals, the previous corrective distribution of Excess Contributions is treated first as a corrective distribution of Excess Deferrals to the extent necessary to eliminate the Excess Deferral violation. The amount of the corrective distribution of Excess Contributions which is required to correct the ADP Test failure is reduced by the amount treated as a corrective distribution of Excess Deferrals.

                  (3) Correction of Excess Deferrals under plans not maintained by the Employer. The correction provisions under subsections (1) and (2) above apply only if a Participant makes Excess Deferrals under plans maintained by the Employer. However, if a Participant has Excess Deferrals because the total Elective Deferrals for a calendar year under all plans in which he or she participates, including plans that are not maintained by the Employer, exceed the dollar limitation under Code ss.402(g), the Participant may assign to this Plan any portion of the Excess Deferrals made during the calendar year. The Participant must notify the Administrator in writing on or before March 1 of the following calendar year of the amount of the Excess Deferrals to be assigned to this Plan. Upon receipt of a timely notification, the Excess Deferrals assigned to this Plan will be distributed (along with any allocable income or loss) to the Participant in accordance with the corrective distribution provisions under subsection (2) above. A Participant is deemed to notify the Administrator of Excess Deferrals to the extent such Excess Deferrals arise only under this Plan and any other plan maintained by the Employer.

13.02 Nondiscrimination Testing of Elective Deferrals - ADP Test. The Elective Deferrals made by Highly Compensated Employees must satisfy the Actual Deferral Percentage Test ("ADP Test") for each Plan Year. The Administrator shall maintain records sufficient to demonstrate satisfaction of the ADP Test, including the amount of any QNECs or QMACs included in such test, pursuant to subsection (b) below. If the Plan fails the ADP Test for any Plan Year, the corrective provisions under subsection (c) below will apply.

         (a) ADP Test testing methods. For Plan Years beginning on and after 1998, the ADP Test will be performed using the Prior Year Testing Method. The ADP Test will be performed for the 1997 Plan Year using the Current Year Testing Method.

                  (1) Under the Prior Year Testing Method, the Average Deferral Percentage ("ADP") of the Highly Compensated Employee Group for the current Plan Year is compared with the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year. The Plan must satisfy one of the following tests for each Plan Year:

                           (A) The ADP of the Highly Compensated Employee Group for the current Plan Year shall not exceed 1.25 times the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year.

                           (B) The ADP of the Highly Compensated Employee Group for the current Plan Year shall not exceed the percentage (whichever is less) determined by (i) adding 2 percentage points to the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year, or
                                    (ii) multiplying the ADP of the Nonhighly
                                    Compensated Employee Group for the prior
                                    Plan Year by 2.

                  (2) Under the Current Year Testing Method, the ADP of the Highly Compensated Employee Testing Group for the current Plan Year is compared to the ADP of the Nonhighly Compensated Employee Group for the current Plan Year. The Plan must satisfy the ADP Test, as described in subsection (1) above, for the Plan Year being tested, but using the ADP of the Nonhighly Compensated Employee Group for the current Plan Year instead of for the Prior Plan Year.

         (b) Use of QMACs and QNECs under the ADP Test. The Administrator may take into account all or any portion of QMACs and QNECs (see Sections 13.06(h) and (i)) for purposes of applying the ADP Test. QMACs and QNECs may not be included in the ADP Test to the extent such amounts are included in the ACP Test for such Plan Year. QMACs and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include QNECs under the ADP Test, all Company contributions, including the QNECs, must satisfy Code ss.401(a)(4). In addition, the Company contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy
                  Code ss.401(a)(4).

                  (1) Timing of contributions. In order to be used in the ADP Test for a given Plan Year, QNECs and QMACs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Company is using the Prior Year Testing Method, QMACs and QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following the end of such prior Plan Year.

                  (2) Testing flexibility. The Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of QMACs and QNECs used in the ADP Test. QMACs and QNECs taken into account under the ADP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the QMACs and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied.

         (c) Correction of Excess Contributions. If the Plan fails the ADP Test for a Plan Year, the Administrator may use any combination of the correction methods under this Section to correct the Excess Contributions (Section 17.06(d)) under the Plan.

                  (1) Corrective distribution of Excess Contributions. If the Plan fails the ADP Test for a Plan Year, the Administrator may, in its discretion, distribute Excess Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ADP Test violation.

                           (A) Amount to be distributed. In determining the amount of Excess Contributions to be distributed to a Highly Compensated Employee under this Section, Excess Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ADP Test for the Plan Year in which the excess occurs. The Excess Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ADP Test for such Highly Compensated Employee(s) until all of the Excess Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Contributions remaining, the Excess Contributions continue to be allocated in this manner until all of the Excess Contributions are allocated.

                           (B) Allocable gain or loss. A corrective distribution of Excess Contributions must include any allocable gain or loss attributable to it through the date the Excess Contributions are distributed. For this purpose, allocable gain or loss on Excess Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (C) Coordination with other provisions. A corrective distribution of Excess Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant's spouse, and without regard to any distribution restrictions applicable under Section 5 or
                                    Section 6. Excess Contributions are treated as Annual Additions for purposes of Code ss.415 even if distributed from the Plan. A corrective distribution of Excess Contributions is not treated as a distribution for purposes of applying the required minimum distribution rules under
                                    Section 6.02.

                                    If a Participant has Excess Deferrals for the calendar year ending with or within the Plan Year for which the Participant receives a corrective distribution of Excess Contributions, the corrective distribution of Excess Contributions is treated first as a corrective distribution of Excess Deferrals. The amount of the corrective distribution of Excess Contributions that must be distributed to correct an ADP Test failure for a Plan Year is reduced by any amount distributed as a corrective distribution of Excess Deferrals for the calendar year ending with or within such Plan Year.

                           (D) Accounting for Excess Contributions. Excess Contributions are distributed from the following sources and in the following priority: (1) Elective Deferrals that are not matched; (2) proportionately from Elective Deferrals not distributed under (1) and related QMACs that are included in the ADP Test; (3) QMACs included in the ADP Test that are not distributed under (2); and (4) QNECs included in the ADP Test.

                  (2) Making QMACs or QNECs. The Company may make additional QMACs or QNECs to the Plan on behalf of the Nonhighly Compensated Employees in order to correct an ADP Test violation. Any QMACs contributed under this subsection (2) will be allocated to all Participants who are Nonhighly Compensated Employees as a uniform percentage of Elective Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) will be allocated to all Participants who are Nonhighly Compensated Employees as a uniform percentage of Compensation in accordance with Section 4.01(b).

         (d) Adjustment of deferral rate for Highly Compensated Employees. The Company may suspend (or automatically reduce the rate of) Elective Deferrals for the Highly Compensated Employee Group for all or a portion of a Plan Year, to the extent necessary to satisfy the ADP Test or to reduce the margin of failure. A suspension or reduction shall not affect Elective Deferrals already contributed by the Highly Compensated Employees for the Plan Year. As of the first day of the subsequent Plan Year, Elective Deferrals shall resume at the levels elected by the Highly Compensated Employees, subject to this subsection.

13.03 Nondiscrimination Testing of Matching Contributions - ACP Test. The Matching Contributions (including QMACs that are not included in the ADP Test) made for Highly Compensated Employees must satisfy the Actual Contribution Percentage Test ("ACP Test") for each Plan Year. The Administrator shall maintain records sufficient to demonstrate satisfaction of the ACP Test, including the amount of any Elective Deferrals or QNECs included in such test, pursuant to subsection (b) below. If the Plan fails the ACP Test for any Plan Year, the correction provisions under subsection (c) below will apply.

         (a) ACP Test testing methods. For Plan Years beginning on and after 1998, the ACP Test will be performed using the Prior Year Testing Method. The ACP Test will be performed for the 1997 Plan Year using the Current Year Testing Method.

                  (1) Under the Prior Year Testing Method, the Average Contribution Percentage ("ACP") of the Highly Compensated Employee Group for the current Plan Year is compared with the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year. The Plan must satisfy one of the following tests for each Plan
                           Year:

                           (A) The ACP of the Highly Compensated Employee Group for the current Plan Year shall not exceed 1.25 times the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year.

                           (B) The ACP of the Highly Compensated Employee Group for the current Plan Year shall not exceed the percentage (whichever is less) determined by (i) adding 2 percentage points to the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year, or
                                    (ii) multiplying the ACP of the Nonhighly
                                    Compensated Employee Group for the prior
                                    Plan Year by 2.

                  (2) Under the Current Year Testing Method, the ACP of the Highly Compensated Employee Testing Group for the current Plan Year is compared to the ACP of the Nonhighly Compensated Employee Group for the current Plan Year. The Plan must satisfy the ACP Test, as described in subsection (1) above, for the Plan Year, but using the ACP of the Nonhighly Compensated Employee Group for the current Plan Year instead of for the Prior Plan Year.

         (b) Use of Elective Deferrals and QNECs under the ACP Test. The Plan Administrator may take into account all or any portion of Elective Deferrals and QNECs made to this Plan, or to another qualified plan maintained by the Employer, for purposes of applying the ACP Test. QNECs may not be included in the ACP Test to the extent such amounts are included in the ADP Test for such Plan Year. Elective Deferrals and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include Elective Deferrals under the ACP Test, the Plan must satisfy the ADP Test taking into account all Elective Deferrals, including those used under the ACP Test, and taking into account only those Elective Deferrals not included in the ACP Test. To include QNECs under the ACP Test, all Company Contributions, including the QNECs, must satisfy Code ss.401(a)(4). In addition, the Company Contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy Code ss.401(a)(4).

                  (1) Timing of contributions. In order to be used in the ACP Test for a given Plan Year, QNECs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Company is using the Prior Year Testing Method, QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following such Plan Year.

                  (2) Testing flexibility. The Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of Elective Deferrals and QNECs used in the ACP Test. Elective Deferrals and QNECs taken into account under the ACP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the Elective Deferrals and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied.

         (c) Correction of Excess Aggregate Contributions. If the Plan fails the ACP Test for a Plan Year, the Administrator may use any combination of the correction methods under this Section to correct the Excess Aggregate Contributions under the Plan.

                  (1) Corrective distribution of Excess Aggregate Contributions. If the Plan fails the ACP Test for a Plan Year, the Plan Administrator may, in its discretion, distribute Excess Aggregate Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ACP Test violation. Excess Aggregate Contributions will be distributed only to the extent they are vested under Section 5.05, determined as of the last day of the Plan Year for which the contributions are made to the Plan. To the extent Excess Aggregate Contributions are not vested, the Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited and allocated in accordance with Section 3.04.

                           (A) Amount to be distributed. In determining the amount of Excess Aggregate Contributions to be distributed to a Highly Compensated Employee under this Section, Excess Aggregate Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ACP Test for the Plan Year in which the excess occurs. The Excess Aggregate Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ACP Test for such Highly Compensated Employee(s) until all of the Excess Aggregate Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Aggregate Contributions remaining, the Excess Aggregate Contributions continue to be allocated in this manner until all of the Excess Aggregate Contributions are allocated.

                           (B) Allocable gain or loss. A corrective distribution of Excess Aggregate Contributions must include any allocable gain or loss attributable to it through the date the Excess Aggregate Contributions are distributed. For this purpose, allocable gain or loss on Excess Aggregate Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (C) Coordination with other provisions. A corrective distribution of Excess Aggregate Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant's spouse, and


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

                                    without regard to any distribution
                                    restrictions applicable under Section 5 or
                                    Section 6. Excess Aggregate Contributions are treated as Annual Additions for purposes of Code ss.415 even if distributed from the Plan. A corrective distribution of Excess Aggregate Contributions is not treated as a distribution for purposes of applying the required minimum distribution rules under
                                    Section 6.02.

                           (D)      Accounting for Excess Aggregate
                                    Contributions. Excess Aggregate
                                    Contributions are distributed from the
                                    following sources and in the following
                                    priority: (i) Matching Contributions
                                    included in the ACP Test; (ii) Elective
                                    Deferrals included in the ACP Test that are not matched; (iii) proportionately from Elective Deferrals included in the ACP Test that are not distributed under (ii) and related Matching Contributions that are included in the ACP Test and not distributed under (i); and (iv) QNECs included in the ACP Test.

                  (2) Making QMACs or QNECs. The Company may make additional QMACs and/or QNECs to the Plan on behalf of the Nonhighly Compensated Employees in order to correct an ACP Test violation to the extent such amounts are not used in the ADP Test. Any QMACs contributed under this subsection (2) will be allocated to all Participants who are Nonhighly Compensated Employees as a uniform percentage of Elective Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) will be allocated to all Participants who are Nonhighly Compensated Employees as a uniform percentage of Compensation.

13.04 Multiple Use Test. If both an ADP Test and an ACP Test are run for the Plan Year, and the Plan does not pass the 1.25 test under either the ADP Test or the ACP Test, the Plan must satisfy a special Multiple Use Test, unless such Multiple Use Test is repealed or modified by statute, or other IRS guidance.

         (a) Aggregate Limit. Under the Multiple Use Test, the sum of the ADP and the ACP for the Highly Compensated Employee Group may not exceed the Plan's Aggregate Limit. For this purpose, the ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. In applying the Multiple Use Test, the Plan's Aggregate Limit is the sum of (1) and (2):

                  (1) 1.25 times the greater of: (A) the ADP of the Nonhighly Compensated Employee Group, or (B) the ACP of the Nonhighly Compensated Employee Group; and


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

                  (2) the lesser of 2 times or 2 plus the lesser of: (A) the ADP of the Nonhighly Compensated Employee Group, or (B) the ACP of the Nonhighly Compensated Employee Group.

                  Alternatively, if it results in a larger amount, the Aggregate Limit is the sum of (3) and (4):

                  (3) 1.25 times the lesser of: (A) the ADP of the Nonhighly Compensated Employee Group, or (B) the ACP of the Nonhighly Compensated Employee Group; and

                  (4) the lesser of 2 times or 2 plus the greater of: (A) the ADP of the Nonhighly Compensated Employee Group, or (B) the ACP of the Nonhighly Compensated Employee Group.

                  The Aggregate Limit is calculated using the ADP and ACP of the Nonhighly Compensated Employee Group that is used in performing the ADP Test and ACP Test for the Plan Year. Thus, if the Prior Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the prior Plan Year. If the Current Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the current Plan Year.

         (b) Correction of the Multiple Use Test. If the Multiple Use Test is not passed, the following corrective action will be taken.

                  (1) Corrective distributions. The Plan will make corrective distributions (or additional corrective distributions, if corrective distributions are already being made to correct a violation of the ADP Test or ACP Test), to the extent other corrective action is not taken or such other action is not sufficient to completely eliminate the Multiple Use Test violation. Such corrective distributions may be determined as if they were being made to correct a violation of the ADP Test or a violation of the ACP Test, or a combination of both, as determined by the Administrator. Any corrective distribution that is treated as if it were correcting a violation of the ADP Test will be determined under the rules described in Section 13.02(c). Any corrective distribution that is treated as if it were correcting a violation of the ACP Test will be determined under the rules described in Section 13.03(c).

                  (2) Making QMACs or QNECs. The Company may make additional QMACs or QNECs, so that the resulting ADP and/or ACP of the Nonhighly Compensated Employee Group is increased to the extent necessary to


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

                           satisfy the Multiple Use Test. Any QMACs contributed under this subsection (2) will be allocated to all Participants who are Nonhighly Compensated Employees as a uniform percentage of Elective Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) will be allocated to all Participants who are Nonhighly Compensated Employees as a uniform percentage of Compensation in accordance with Section 4.01(b).

13.05 Special Rules. This Section describes special testing rules that apply to the ADP Test or the ACP Test. In some cases, the special testing rule is optional, in which case, the election to use such rule is solely within the discretion of the Administrator. Subsection (g) describes special forfeiture rules.

         (a) Special rule for determining ADP and ACP of Highly Compensated Employee Group. When calculating the ADP or ACP of the Highly Compensated Employee Group for any Plan Year, a Highly Compensated Employee's Elective Deferrals and Matching Contributions under all qualified plans maintained by the Employer are taken into account as if such contributions were made to a single plan. If the plans have different Plan Years, the contributions made in all Plan Years that end in the same calendar year are aggregated under this paragraph. This aggregation rule does not apply to plans that are required to be disaggregated under Code ss.410(b).

         (b) Aggregation of plans. When calculating the ADP Test and the ACP Test, plans that are permissively aggregated for coverage and nondiscrimination testing purposes are treated as a single plan. This aggregation rule applies to determine the ADP or ACP of both the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group. Any adjustments to the ADP of the Nonhighly Compensated Employee Group for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Company has elected to use the Current Year Testing Method. Aggregation described in this paragraph is not permitted unless all plans being aggregated have the same Plan Year and use the same testing method for the applicable test.

         (c) Plans covering Union Employees and non-Union Employees. If the Plan covers Union Employees and non-Union Employees, the Plan shall be mandatorily disaggregated for purposes of applying the ADP Test and the ACP Test into two separate plans, one covering the Union Employees and one covering the non-Union Employees. A separate ADP Test must be applied for each disaggregated portion of the Plan in accordance with applicable Treasury regulations. A separate ACP Test must be applied to the disaggregated portion of the Plan that covers the non-Union Employees. The disaggregated portion of the Plan that includes the Union Employees is deemed to pass the ACP Test. For purposes of this subsection a "Union Employee" is an Employee described in Section 2.02(d).


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

         (d) Otherwise excludable Employees. If the minimum coverage test under Code ss.410(b) is performed by disaggregating "otherwise excludable Employees" (i.e., Employees who have not satisfied the maximum age 21 and one Year of Service eligibility conditions permitted under Code ss.410(a)), then the Plan is treated as two separate plans, one benefiting the otherwise excludable Employees and the other benefiting Employees who have satisfied the maximum age and service eligibility conditions. If such disaggregation applies, the following operating rules apply to the ADP Test and the ACP Test.

                  (1) For Plan Years beginning before January 1, 1999, the ADP Test and the ACP Test are applied separately for each disaggregated plan. If there are no Highly Compensated Employees benefiting under a disaggregated plan, then no ADP Test or ACP Test is required for such plan.

                  (2) For Plan Years beginning after December 31, 1998, instead of the rule under subsection (1), only the disaggregated plan that benefits the Employees who have satisfied the maximum age and service eligibility conditions permitted under Code ss.410(a) is subject to the ADP Test and the ACP Test. However, any Highly Compensated Employee who is benefiting under the disaggregated plan that includes the otherwise excludable Employees is taken into account in such tests. The Employer may elect to apply the rule in subsection (1) instead.

         (e) Corrective action for disaggregated plans. Any corrective action authorized by this Section may be determined separately with respect to each disaggregated portion of the Plan. A corrective action taken with respect to a disaggregated portion of the Plan need not be consistent with the method of correction (if any) used for another disaggregated portion of the Plan. The Employer is expressly permitted to designate discretionary QNECs or QMACs as allocable only to Participants in a particular disaggregated portion of the Plan.

         (f) Special rules for the Prior Year Testing Method. In Plan Years in which the Plan uses the Prior Year Testing Method, and an election made under subsection (b), (c) or (d) above is inconsistent with the election made in the prior Plan Year, the plan coverage change rules described in IRS Notice 98-1 (or other successor guidance) will apply in determining the ADP and ACP for the Nonhighly Compensated Employee Group.

         (g) If a Participant receives a distribution of Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions, the Administrator will forfeit the portion of his or her Matching Account (whether vested or not) which is attributable to such distributed amounts (except to the extent such amount has been distributed as Excess Contributions or Excess Aggregate Contributions). A forfeiture of Matching Contributions under this subsection (g) occurs in the Plan Year in which the Participant receives the distribution of Excess Deferrals, Excess Contributions, and/or Excess Aggregate Contributions.


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

13.06    Definitions. The following definitions apply for purposes of this
         Section 13.

         (a) ACP - Average Contribution Percentage. The ACP for a group is the average of the contribution percentages calculated separately for each Participant in the group. A Participant's contribution percentage is the ratio of the contributions made on behalf of the Participant that are included under the ACP Test, expressed as a percentage of the Participant's Testing Compensation for the Plan Year. For this purpose, the contributions included under the ACP Test are the sum of the Matching Contributions and QMACs (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. The ACP may also include other contributions as provided in Section 13.03(b), if applicable.

         (b) ADP - Average Deferral Percentage. The ADP for a group is the average of the deferral percentages calculated separately for each Participant in the group. A Participant's deferral percentage is the ratio of the Participant's deferral contributions expressed as a percentage of the Participant's Testing Compensation for the Plan Year. For this purpose, a Participant's deferral contributions include any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Deferrals of Highly Compensated Employees (but excluding Excess Deferrals of Nonhighly Compensated Employees). The ADP may also include other contributions as provided in Section 13.02(b), if applicable.

                  In determining a Participant's deferral percentage for the Plan Year, a deferral contribution may be taken into account only if such contribution is allocated to the Participant's Account as of a date within the Plan Year. For this purpose, a deferral contribution may only be allocated to a Participant's Account within a particular Plan Year if the deferral contribution is actually paid to the Trust no later than the end of the 12-month period immediately following that Plan Year and the deferral contribution relates to Compensation that (1) would otherwise have been received by the Participant in that Plan Year, or (2) is attributable to services performed in that Plan Year and would otherwise have been received by the Participant within 2 1/2 months after the close of that Plan Year. No formal election need be made by the Company to use the 2 1/2-month rule described in the preceding sentence. However, deferral contributions may only be taken into account for a single Plan Year.

         (c) Excess Aggregate Contributions. Excess Aggregate Contributions for a Plan Year are the amounts contributed on behalf of the Highly Compensated Employees that exceed the maximum amount permitted under the ACP Test for such Plan Year. The total dollar amount of Excess Aggregate Contributions for a Plan Year is


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

                  determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest contribution percentage until either:

                  (1) the adjusted ACP for the Highly Compensated Employee Group would reach a percentage that satisfies the ACP Test, or

                  (2) the contribution percentage of the Highly Compensated Employee(s) with the next highest contribution percentage would be reached.

                  This process is repeated until the adjusted ACP for the Highly Compensated Employee Group would satisfy the ACP Test. The total dollar amount so determined is then divided among the Highly Compensated Employee Group in the manner described in
                  Section 13.03(c)(1) to determine the actual corrective distributions to be made.

         (d) Excess Contributions. Excess Contributions for a Plan Year are the amounts taken into account in computing the ADP of the Highly Compensated Employees that exceed the maximum amount permitted under the ADP Test for such Plan Year. The total dollar amount of Excess Contributions for a Plan Year is determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest deferral percentage until either:

                  (1) the adjusted ADP for the Highly Compensated Employee Group would reach a percentage that satisfies the ADP Test, or

                  (2) the deferral percentage of the Highly Compensated Employee(s) with the next highest deferral percentage would be reached.

                  This process is repeated until the adjusted ADP for the Highly Compensated Employee Group would satisfy the ADP test. The total dollar amount so determined is then divided among the Highly Compensated Employee Group in the manner described in
                  Section 13.02(c)(1) to determine the actual corrective distributions to be made.

         (e) Excess Deferrals. Excess Deferrals are Elective Deferrals that are includible in a Participant's gross income because they exceed the dollar limitation under Code Section 402(g).

         (f) Highly Compensated Employee Group. The Highly Compensated Employee Group is the group of Participants who are Highly Compensated Employees for the current Plan Year.


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

         (g) Nonhighly Compensated Employee Group. The Nonhighly Compensated Employee Group is the group of Participants who are Nonhighly Compensated Employees for the applicable Plan Year. For Plan Years in which the Prior Year Testing Method applies, the Nonhighly Compensated Employee Group is the group of Participants in the prior Plan Year who were Nonhighly Compensated Employees for that year. For the Plan Year in which the Current Year Testing Method applies, the Nonhighly Compensated Employee Group is the group of Participants who are Nonhighly Compensated Employees for the current Plan Year.

         (h) QMACs - Qualified Matching Contribution. QMACs are Matching Contributions that are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Elective Deferrals, except that no portion of a Participant's QMAC Account may be distributed from the Plan on account of hardship under Section 5.08.

         (i) QNECs - Qualified Nonelective Contributions. QNECs are Company Contributions that are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Elective Deferrals, except that no portion of a Participant's QNEC Account may be distributed from the Plan on account of hardship under Section 5.08.

         (j) Testing Compensation. In determining the Testing Compensation used for purposes of applying the ADP Test, the ACP Test, and the Multiple Use Test, the Administrator is not bound by the definition of Compensation in Section 1.12. The Administrator may determine on an annual basis (and within its discretion) the components of Testing Compensation for purposes of applying the ADP Test, the ACP Test and the Multiple Use Test. Testing Compensation must qualify as a nondiscriminatory definition of compensation under Code Section 414(s) and the regulations thereunder and must be applied consistently to all Participants. Testing Compensation may be determined over the Plan Year for which the applicable test is being performed or the calendar year ending within such Plan Year. In determining Testing Compensation, the Administrator may take into consideration only the compensation received while the Employee is a Participant under the component of the Plan being tested. In no event may Testing Compensation for any Participant exceed the compensation dollar limitation defined in Section 1.12.


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                                  SECTION 14.

                            Amendment and Termination

14.01 Amendment. The Company reserves the right in its sole and final discretion to amend or modify the Plan and the Trust in any respect at any time and from time to time to any extent which it may deem desirable, and any amendment may be effective as of any date (including a date that precedes the date of adoption); provided, however, that

         (a) Without the written consent of the Trustee no amendment shall be made which will increase the duties or responsibilities of the Trustee;

         (b) Except for amendments required by the Internal Revenue Service as a condition of its approval of the Plan and Trust as qualifying under Section 401(a) and Section 501(a) of the Code, and subject to Sections 11.02 and 11.14 of this Plan,
                  (1) no amendment shall divest any Participant or Beneficiary of any interest vested in that Participant or Beneficiary, and
                  (2) no amendment shall permit any part of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Employees and Beneficiaries;

         (c) No amendment shall decrease the balance of a Participant's Account or eliminate an optional form of distribution with respect to any Account balance at the date of the amendment, except to the extent permitted under Sections 412(c)(8) or 411(d)(6) of the Code; and

         (d) Any amendment shall be by action of the Company's Board of Directors, or by action of any officer of the Company pursuant to an authorization of the Board of Directors.

14.02 Termination. The Company may in its sole and absolute discretion terminate (including by permanent discontinuance of contributions), or partially terminate, the Plan at any time. Any termination of the Plan shall be by action of the Company's Board of Directors. If the Company terminates or partially terminates this Plan, then for all purposes of this instrument each affected Participant's Account shall be 100 percent Nonforfeitable. The Account shall, without the Participant's consent and without regard to the value of the Accrued Benefit, be distributed in a lump sum as soon as administratively practicable after the termination, if the Employer does not maintain any other defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)). If the Employer maintains another defined contribution plan (other than an employee stock ownership plan), then the Participant's Accrued Benefit shall be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution (to the extent consent to an immediate distribution is otherwise required under Section 5.06). As of the date of distribution of Accounts in connection with the termination, the Administrator shall


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

         allocate the net income, gain or loss occurring since the last Valuation Date to the Accounts pro rata in an equitable and nondiscriminatory manner. The net income, gain or loss shall be determined after such reduction for fees and other administrative expenses relating to the termination as the Administrator may determine.


         IN WITNESS WHEREOF, the Company has executed this Plan as of June 6, 1997 (except as otherwise provided), but actually on the date set forth below.


                                    TROVER SOLUTIONS, INC.



                                    By:/S/ Douglas R. Sharps
                                       ----------------------------
                                    Title:Executive Vice
                                          President Finance and
                                          Admininstration
                                          -------------------------
                                    Date: February 27,2002
                                         --------------------------


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